UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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WALKER & DUNLOP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WALKER & DUNLOP, INC.
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 6, 2021
10:00 a.m. Eastern Daylight Time
Dear Stockholder:
You are cordially invited to attend our 2021 annual meeting of stockholders to be held virtually on Thursday, May 6, 2021, at 10:00 a.m., Eastern Daylight Time for the following purposes:
1.
To elect nine directors from the nominees named in this proxy statement to serve one-year terms expiring at the 2022 annual meeting of stockholders;

2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.
To vote on an advisory resolution to approve executive compensation; and

4.
To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

The 2021 annual meeting of stockholders will be a completely virtual meeting that will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/249945627 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is WD2021. Only stockholders of record at the close of business on March 5, 2021 will be entitled to notice of and to vote at the meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY PRIOR TO THE MEETING BY FOLLOWING THE INSTRUCTIONS FOR VOTING ACCOMPANYING THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR, IF YOU REQUESTED PRINTED COPIES OF THE PROXY MATERIALS, YOUR PROXY OR VOTING INSTRUCTION CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE ELECTRONICALLY, IF YOU DESIRE, AS DISCUSSED IN THIS PROXY STATEMENT.
By Order of the Board of Directors
Name:
Richard M. Lucas

Title:
Executive Vice President,
General Counsel and Secretary

Bethesda, Maryland
March 19, 2021
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 6, 2021:
The Proxy Statement and Annual Report to Stockholders are available free of charge at http://www.edocumentview.com/WD.

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WALKER & DUNLOP, INC.
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814
PROXY STATEMENT
QUESTIONS AND ANSWERS
Why is this proxy statement being made available?
We have made this proxy statement available to you because you own shares of common stock of Walker & Dunlop, Inc. This proxy statement contains information related to the solicitation of proxies for use at our 2021 annual meeting of stockholders, to be held at 10:00 a.m., Eastern Daylight Time, on Thursday, May 6, 2021 for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. The 2021 annual meeting of stockholders will be a completely virtual meeting that will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/249945627. The password for the meeting is WD2021. By hosting the annual meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for all participants, in light of the ongoing COVID-19 pandemic.
This solicitation is made by Walker & Dunlop, Inc. on behalf of our Board of Directors. Unless otherwise stated, as used in this proxy statement, the terms “we,” “our,” “us” and the “Company” refer to Walker & Dunlop, Inc. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) is first being mailed to stockholders beginning on or about March 26, 2021.
Why did I receive a Notice of Internet Availability in the mail instead of a printed set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we are permitted to furnish our proxy materials over the internet to our stockholders by delivering a Notice of Internet Availability in the mail. The Notice of Internet Availability instructs you on how to access and review the proxy statement and 2020 Annual Report to Stockholders over the internet. The Notice of Internet Availability also instructs you on how you may submit your proxy over the internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering our costs and reducing the environmental impact of our annual meeting.
If you received a Notice of Internet Availability in the mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials provided in the Notice of Internet Availability.
What information is presented in this proxy statement?
The information contained in this proxy statement relates to the proposals to be voted on at the annual meeting of stockholders, the voting process, information about our Board of Directors and Board committees, the compensation of our directors and our executive officers for the fiscal year ended December 31, 2020, and other required information.
Who is entitled to vote at the annual meeting?
Only holders of record of our common stock at the close of business on March 5, 2021, the record date for the annual meeting of stockholders, are entitled to receive notice of the annual meeting and to vote at the annual meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting.
When you vote by following the instructions in the Notice of Internet Availability or, if you requested printed copies of the proxy materials, your proxy or voting instruction card, you appoint Richard M. Lucas and William M. Walker as your representatives to vote your common stock at the annual meeting.

Messrs. Lucas and Walker, or either of them, will vote your common stock as you instruct. Accordingly, your common stock will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote by following the instructions in the Notice of Internet Availability or, if you requested printed copies of the proxy materials, your proxy or voting instruction card, in advance.
How can I attend the annual meeting?
The annual meeting will be a completely virtual meeting of stockholders that will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a holder of record of our common stock at the close of business on March 5, 2021, the record date for the annual meeting, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.
You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/249945627. To participate in the annual meeting, you will need to review the information included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is WD2021.
If your shares of common stock are held in street name through a broker or nominee, you must register in advance using the instructions below. The online meeting will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time to leave ample time for check in.
How do I register to attend and participate in the annual meeting?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to virtually attend and participate in the annual meeting. Please follow the instructions on the Notice of Internet Availability or proxy card that you received.
If your shares of common stock are held in street name through a broker or nominee, you must register in advance to virtually attend and participate in the annual meeting. To register to attend and participate in the annual meeting online by webcast, you must submit proof of your proxy power (legal proxy) from your broker or nominee or reflecting your holdings of shares of our common stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 26, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker or nominee or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Walker & Dunlop, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
What will constitute a quorum at the annual meeting?
The presence at the annual meeting, in person (virtually) or by proxy, of the holders of a majority of the common stock outstanding on March 5, 2021 will constitute a quorum, permitting the stockholders to conduct business at the annual meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the annual meeting, including for purposes of determining the presence of a quorum at the meeting.

What are the voting rights of stockholders?
As of March 5, 2021, there were 30,940,267 shares of common stock outstanding and entitled to vote at the annual meeting. Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.
How do I vote?
If you hold your shares of common stock directly (i.e., not in a bank or brokerage account), you may vote by attending the meeting online and voting or you may provide your proxy via the internet, telephone or mail in accordance with the instructions provided on the Notice of Internet Availability or, if you requested printed copies of the proxy materials, your proxy card.
If your shares of common stock are held in street name, you should follow the voting instructions provided to you by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by the internet or by telephone to your broker or nominee. If you provide specific instructions, your broker or nominee should vote your shares of common stock as directed. Additionally, if you hold your shares in street name and want to vote online at the meeting, you must register in advance. See “How do I register to attend and participate in the annual meeting?” above.
What is a “broker non-vote”?
A broker non-vote occurs when shares held through a broker are voted on certain proposals but are not voted on other proposals because the broker (i) has not received voting instructions from the stockholder who beneficially owns the shares and (ii) lacks the authority to vote the shares at the broker’s discretion on such proposals. Under New York Stock Exchange rules, the election of directors (Proposal 1) and the advisory resolution to approve executive compensation (Proposal 3) are considered to be non-routine matters, and brokers will lack the authority to vote uninstructed shares at their discretion on such proposals. However, the ratification of our independent registered public accounting firm (Proposal 2) is a routine matter, so brokers may vote uninstructed shares at their discretion on Proposal 2. Accordingly, we do not expect any broker non-votes for Proposal 2.
How are votes counted?
If your vote is made in accordance with the instructions in the Notice of Availability or, if you requested printed copies of the proxy materials, your proxy or voting instruction card, and your vote is not revoked, the persons designated as proxy holders will vote the shares of common stock represented by that proxy as directed by you. If you return a signed proxy card but fail to indicate your voting preferences, the persons designated as proxy holders will vote the shares of common stock represented by that proxy as recommended by the Board. The Board recommends a vote “FOR” the election of all nominees for our Board of Directors named in this proxy statement (Proposal 1); “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2021 fiscal year (Proposal 2); and “FOR” the advisory resolution to approve executive compensation (Proposal 3).
In the election of directors (Proposal 1), you may either vote “FOR ALL” the nominees or to “WITHHOLD” your vote with respect to all, one or more of the nominees. Regarding the ratification of our independent registered public accounting firm (Proposal 2), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Regarding the advisory resolution to approve executive compensation (Proposal 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you withhold your vote with respect to any director nominee or abstain from voting on the ratification of our independent registered public accounting firm or advisory resolution to approve executive compensation, your shares of common stock will be counted as present, including for purposes of establishing a quorum. Abstentions and broker non-votes will not count as votes cast for a proposal and will have no effect on the result of the vote on any proposal.
Will my shares of common stock be voted if I do not provide my proxy and I do not attend the annual meeting?
If you are a stockholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the annual meeting. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) or the advisory resolution to approve executive compensation (Proposal 3). Under applicable rules, the bank or broker that holds your shares does not have the ability to vote your uninstructed shares on Proposals 1 and 3 on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker on how to vote on Proposals 1 or 3, votes will not be cast on your behalf. Your bank or broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 2).
May I change my vote?
Yes. You may change or revoke a previously granted proxy at any time before it is exercised by either (i) submitting a later-dated proxy, (ii) delivering a written request to our Secretary at our principal executive offices located at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814 that revokes your previously granted proxy or (iii) attending the annual meeting online and voting at the annual meeting. Please note that attendance at the annual meeting will not, in and of itself, constitute revocation of a previously granted proxy.
If your shares of common stock are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You also may change your voting instructions by attending the annual meeting online and voting at the meeting. Please note that attendance at the annual meeting will not, in and of itself, constitute revocation of a previously granted proxy. To attend and participate in the annual meeting, you must register in advance. See “How do I register to attend and participate in the annual meeting?” above.
How many votes are needed to approve each of the proposals?
A nominee for director shall be elected to the Board of Directors (Proposal 1) if such nominee receives the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such nominee. If a nominee who is an incumbent director does not receive the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such nominee, the director shall offer his or her resignation to the Board of Directors and the Board will consider whether to accept or reject the director’s offer to resign. Ratification of our independent registered public accounting firm (Proposal 2) and the advisory resolution to approve executive compensation (Proposal 3) will require the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will not count as votes cast for a proposal and will have no effect on the result of the vote on any proposal.
Will any other matters be voted on?
As of the date of this proxy statement, we do not know of any matters that will be presented for consideration at the annual meeting other than those matters discussed in this proxy statement. If any other matters properly come before the annual meeting and call for a stockholder vote, valid proxies will be voted by the holders of the proxies in accordance with the recommendation of the Board or, if no recommendation is given, in their own discretion.
Who is soliciting my proxy?
This solicitation of proxies is made by and on behalf of our Board of Directors. We will pay the costs of soliciting proxies, including the cost of printing, postage and handling. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse these persons’ out-of-pocket expenses.
Is there a list of stockholders entitled to vote at the annual meeting?
The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting online portal and for ten days prior to the annual meeting, between the hours of 9:00 a.m.

and 4:30 p.m., at our principal executive offices at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, by contacting the Secretary.
How can I obtain a copy of the 2020 Annual Report and the Annual Report on Form 10-K for the year ended December 31, 2020?
You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address: http://www.edocumentview.com/WD.
We file annual, quarterly and current reports; proxy statements; and other information with the SEC. You may read and copy any reports, statements or other information we file with the Securities & Exchange Commission (“SEC”) on the website maintained by the SEC at www.sec.gov. At the written request of any stockholder who owns common stock as of the close of business on the record date, we will provide, without charge, paper copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. You can request a copy of our Annual Report on Form 10-K, free of charge, by following the instructions on the Notice of Internet Availability or by mailing a written request to: Walker & Dunlop, Inc., Attention: Investor Relations, 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814.
You should rely only on the information provided in this proxy statement. We have not authorized anyone to provide you with different information. You should assume that the information in this proxy statement is accurate only as of the date of this proxy statement, or, where information relates to another date set forth in this proxy statement, as of that date.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Proposal 1:   Election of Directors for a One-Year Term Expiring at the 2022 Annual Meeting of Stockholders
Our Board of Directors, or the Board, is currently comprised of nine directors, each with terms expiring at the 2021 annual meeting. Our Nominating and Corporate Governance Committee has recommended to our Board the nine nominees set forth below, all of whom are currently serving as directors of the Company, for re-election to serve as directors for one-year terms until the 2022 annual meeting and until their successors are duly elected and qualified. Following the Nominating and Corporate Governance Committee’s recommendation, our Board has nominated those persons set forth below.
Based on its review of the relationships between the director nominees and the Company, and as discussed in greater detail below, the Board has affirmatively determined that, if these nominees are elected, the following seven directors are “independent” directors under the rules of the New York Stock Exchange, or NYSE: Alan J. Bowers, Ellen D. Levy, Michael D. Malone, John Rice, Dana L. Schmaltz, Michael J. Warren and Donna C. Wells.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote on the substitute nominee recommended by the Board, or the Board may, as permitted by our bylaws, decrease the size of our Board.
Vote Required
A nominee for director shall be elected to the Board of Directors (Proposal 1) if such nominee receives the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such nominee. If a nominee who is an incumbent director does not receive the affirmative vote of a majority of the total votes cast for, against or affirmatively withheld as to such director, the director shall offer his or her resignation to the Board of Directors and the Board will consider whether to accept or reject the director’s offer to resign. Cumulative voting in the election of directors is not permitted. For purposes of the election of directors, shares that are not voted (whether by broker non-vote or otherwise) will not be counted as votes cast, and will have no effect on the result of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH BELOW.

Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting of Stockholders
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age	Title
William M. Walker	53	Chairman of the Board of Directors and Chief Executive Officer
Howard W. Smith, III	62	President and Director
Alan J. Bowers	66	Lead Director
Ellen D. Levy	51	Director
Michael D. Malone	67	Director
John Rice	54	Director
Dana L. Schmaltz	54	Director
Michael J. Warren	53	Director
Donna C. Wells	59	Director
Set forth below are descriptions of the backgrounds and principal occupations of each of our nominees for director, and the period during which he or she has served as a director. Also set forth below are specific experience, qualifications, skills and attributes that supported the Board’s determination to nominate the director for re-election.

William M. Walker
Chairman and Chief Executive Officer, Walker & Dunlop, Inc.
Committees: None; member of management
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership, strategic planning and commercial real estate experience as chairman and chief executive officer of Walker & Dunlop

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Affiliation with leading commercial real estate policy associations as a member of the boards of Mortgage Bankers Association and Federal City Council

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Previous outside board experience as a director of District of Columbia Water and Sewer Authority and Transcom Worldwide S.A., a publicly traded European outsourcing company

Mr. Walker has been a member of our Board since July 2010 and a board member of Walker & Dunlop, LLC, our operating company, or its predecessors since February 2000. In September 2003, Mr. Walker became the executive vice president and chief operating officer of Walker & Dunlop and served as the president of Walker & Dunlop from January 2005 to April 2015, and has served as the chief executive officer since January 2007. Mr. Walker currently serves on the boards of the Children’s National Medical Center, the Federal City Council and the Mortgage Bankers Association. Mr. Walker served as chairman of the board of directors of the District of Columbia Water and Sewer Authority from 2008 until 2012. He also served on the board of directors of Transcom Worldwide S.A., a publicly traded European outsourcing company, from 2004 to 2006, and served as its chairman of the board from 2006 to January 2012. Mr. Walker received his Bachelor of Arts in Government from St. Lawrence University and his Master’s in Business Administration from Harvard University.

Howard W. Smith, III.
President, Walker & Dunlop, Inc.
Committees: None; member of management
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership, strategic planning and commercial real estate experience as president of Walker & Dunlop and previous distinguished service as a senior loan originator at the Company for over 40 years

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Affiliation with leading commercial real estate policy associations (member of the board of National Multifamily Housing Council)

Mr. Smith has been a member of our Board since July 2010, and previously served as our executive vice president & chief operating officer from July 2010 to April 2015, when he was promoted to president. Mr. Smith joined Walker & Dunlop in November 1980 and has been a member of the management team since 1988. Mr. Smith served as Walker & Dunlop, LLC’s executive vice president & chief operating officer from 2004 to April 2015, when he was promoted to president. He also has served as a board member of Walker & Dunlop, LLC or its predecessors since 2004. As president, Mr. Smith is responsible for our Multifamily, FHA Finance, Capital Markets and Property Sales groups. Mr. Smith is a member of the board of directors of the National Multifamily Housing Council. Mr. Smith received his Bachelor of Arts in Economics from Washington & Lee University.

Alan J. Bowers
Lead Director of Walker & Dunlop, Inc. and Retired President and Chief Executive Officer, Cape Success, LLC, a private staffing service and information technology solutions business
Committees: Audit (chair); Nominating & Corporate Governance
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership experience as chief executive officer of Cape Success, LLC, MarketSource Corporation and MBL Life Insurance Corporation

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Experience as a certified public accountant at Coopers & Lybrand, L.L.P., a certified public accounting company

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Public company board experience

Mr. Bowers has been a member of our Board since December 2010. Prior to his retirement in 2005, Mr. Bowers was the president and chief executive officer and a board member of Cape Success, LLC, a private equity-backed staffing service and information technology solutions business, from 2001 to 2004. Mr. Bowers was also the president and chief executive officer and a board member of MarketSource Corporation, a marketing and sales support service firm, from 2000 to 2001, and of MBL Life Assurance Corporation, a life insurance firm, from 1995 to 1999. Mr. Bowers has been a certified public accountant since 1978 and served as staff auditor, audit partner and managing partner, serving a diverse client base during his tenure at Coopers & Lybrand, L.L.P. from 1978 to 1995 and a staff accountant with Laventhol & Horwath, CPAs from 1976 to 1978. Mr. Bowers is a member of the board of directors of CorePoint Lodging Inc., a publicly traded U.S. lodging real estate investment trust, where he is the audit committee chairman and a member of the compensation and nominating and corporate governance committees, and Ocwen Financial Corporation, a publicly traded residential mortgage lending and servicing company, where he is audit committee chairman and a member of the risk and compliance committee. Mr. Bowers previously served on the board and as audit committee chairman of La Quinta Holdings Inc., a publicly traded hotel chain, from April 2014 to May 2018. Mr. Bowers received his Master’s in Business Administration from St. John’s University and his Bachelor of Science in accounting from Montclair State University.

Ellen D. Levy
Managing Director, Silicon Valley Connect, LLC, a management consulting firm
Committees: Compensation Nominating & Corporate Governance
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning and technology experience as vice president of strategic investments at LinkedIn Corporation

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Public company board experience

Ellen Levy has been a member of our Board since March 2019. Dr. Levy serves as managing director of Silicon Valley Connect, LLC, a management consulting company she founded. From 2008 to April 2012, Dr. Levy served in various roles at LinkedIn Corporation, a professional social networking internet service, including as its vice president of strategic initiatives from March 2010 to April 2012. Dr. Levy served as a member of the board of directors of Instructure, Inc., a publicly traded educational technology company, from 2015 to 2020. Dr. Levy received her Bachelor of Arts from the University of Michigan and a Master’s and Doctorate in cognitive psychology from Stanford University.

Michael D. Malone
Retired Managing Director, Fortress Investment Group LLC, a global private equity firm
Committees: Audit; Compensation (chair)
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning experience as managing director of Fortress Investment Group LLC

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Investment banking experience at Banc of America Securities

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Public company board experience

Mr. Malone has been a member of our Board since November 2012. From February 2008 to February 2012, Mr. Malone served as managing director of Fortress Investment Group LLC, where he was in charge of the Charlotte, North Carolina office and responsible for the business of the capital formation group in the southeast and southwest regions of the United States. Mr. Malone retired from Bank of America in November 2007, after nearly 24 years of service as a senior executive banker and managing director. Over those years, Mr. Malone worked in and ran a number of investment banking businesses for the bank and its subsidiary, Banc of America Securities, including real estate, gaming, lodging, leisure and the financial sponsors businesses. Mr. Malone is a member of the board of directors of Mr. Cooper Group Inc., a publicly traded non-bank residential mortgage lender, where he is the nominating and corporate governance committee chairman and a member of the audit and compensation committees, and New Senior Investment Group Inc., a publicly traded internally managed real estate investment trust, where he is the compensation committee chairman and a member of the audit committee. Mr. Malone received his Bachelor of Science in General Studies from the University of Kentucky.

John Rice
Chief Executive Officer, Management Leadership for Tomorrow, a national non-profit organization
Committees: Compensation; Nominating & Corporate Governance (chair)
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning experience as CEO of Management Leadership for Tomorrow and previously as managing director of NBA Japan, an affiliate of the National Basketball Association

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Marketing experience as director of marketing for Latin America for the National Basketball Association

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Public company board experience

Mr. Rice has been a member of our Board since July 2010 and served as our Lead Director from September 2010 to June 2012. Mr. Rice is the chief executive officer of Management Leadership for Tomorrow, a national non-profit organization that he founded in 2001. Management Leadership for Tomorrow equips under-represented minorities with the skills, coaching and relationships that unlock their potential as senior business and community leaders. Prior to Management Leadership for Tomorrow, Mr. Rice was an executive with the National Basketball Association from 1996 to 2000, where he served as managing director of NBA Japan and as director of marketing for Latin America. Before joining the National Basketball Association, Mr. Rice spent four years with the Walt Disney Company in new business development and marketing, and two years with AT&T. Mr. Rice is a member of the board of directors of Opendoor Technologies Inc., a publicly traded digital platform for residential real estate, where he serves as a member of the nominating and corporate governance committee. Mr. Rice is a member of the Yale University board of trustees and serves on the boards of several non-profits, including the Woodrow Wilson Fellowship Foundation and New Profit. Mr. Rice received his Bachelor of Arts from Yale University and his Master’s in Business Administration from Harvard University.

Dana L. Schmaltz
Founder and Partner, Yellow Wood Partners, LLC, a private equity firm focused on the consumer products industry
Committees: Compensation; Nominating & Corporate Governance
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning experience as founder and partner at Yellow Wood Partners, LLC

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Experience acquiring and operating several portfolio companies in various roles

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Chief financial officer experience at Blacksmith Brands, Inc.

Mr. Schmaltz has been a member of our Board since December 2010. Mr. Schmaltz is currently a partner at Yellow Wood Partners, LLC, a private equity firm he founded, which is focused on the consumer products industry. Mr. Schmaltz was the co-founder, director and chief financial officer of Blacksmith Brands, Inc., a privately owned consumer products company that was created in September 2009. As the co-founder and a senior manager of Blacksmith Brands, Mr. Schmaltz was responsible for overseeing the operations of the business with the senior management team, as well as for developing future acquisition opportunities for the company. Prior to founding Blacksmith Brands, Mr. Schmaltz was a managing partner of West Hill Partners, LLC, a Boston-based private equity firm, from 2007 to 2009. Prior to that, Mr. Schmaltz was the president of J.W. Childs Associates, LP, a private equity fund, where he focused on investments in the consumer/specialty retail sector, and served as partner of J.W. Childs from 1997 to 2007. Mr. Schmaltz received his Bachelor of Arts in History from Dartmouth College and his Master’s in Business Administration from Harvard University.

Michael J. Warren
Global Managing Director, Albright Stonebridge Group, a global strategic advisory and commercial diplomacy firm
Committees: Audit
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning experience as the global managing director of Albright Stonebridge Group

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U.S. Government service (former senior advisor, treasury and economic agencies and as co-lead, treasury and federal reserve agency review teams of the Obama-Biden presidential transition)

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Chief financial officer experience at Stonebridge International

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Public company board experience

Mr. Warren has been a member of our Board since February 2017. Mr. Warren is the global managing director of Albright Stonebridge Group (“ASG”), a global strategic advisory and commercial diplomacy firm. He served as ASG’s managing partner from 2013 to 2017 and as one of its partners from 2009 to 2013. Prior to ASG, he served as the chief operating officer and chief financial officer of Stonebridge International from 2004 to 2009, where he managed operations, business development, finance and personnel portfolios before leading the firm’s merger with The Albright Group. Mr. Warren served in various capacities in the Obama Administration, including as senior advisor, treasury and economic agencies and as co lead, treasury and federal reserve agency review teams of the Obama Biden presidential transition. Mr. Warren is a member of the board of directors of MAXIMUS Inc., a publicly traded operator of government, health and human service programs, where he serves as a member of the compensation, nominating and corporate governance and technology committees. He also serves on the board of directors of two publicly traded owners of commercial real estate — Brookfield Property Partners L.P. (“Brookfield”) and Brookfield Property REIT Inc. (“Brookfield REIT”). Brookfield REIT is a controlled subsidiary of, and managed in a unified manner with, Brookfield, and it is intended to offer investors an economic equivalence to Brookfield units in the form of a U.S. REIT security. Mr. Warren also serves on the board of directors of Decarbonization Plus Acquisition Corporation and Decarbonization Plus Acquisition Corporation II, publicly traded special purpose acquisition companies, each formed for substantially the same purpose and sponsored by Riverstone Investment Group LLC. He also serves as a member of the board of trustees and of the risk and audit committees of Commonfund, a privately held entity, and as a member of the Yale University board of trustees, the Yale Endowment investment committee and Yale School of Management board of advisors. He holds Bachelor of Arts degrees from Yale University and Balliol College, University of Oxford, where he was a Rhodes Scholar.

Donna C. Wells
Chief Executive Officer, Valencia Ventures, LLC a strategic consulting and corporate governance firm
Committees: Audit
EXPERIENCES, QUALIFICATIONS, SKILLS & ATTRIBUTES
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Executive leadership and strategic planning experience as president and chief executive officer of Mindflash Technologies

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Chief marketing officer experience at Mint Software, Inc., and marketing leadership responsibilities at Intuit and Expedia

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Public company board experience

Ms. Wells has been a member of our Board since March 2021. Ms. Wells is chief executive officer of Valencia Ventures, LLC, a strategic consulting and corporate governance firm which she founded. From 2010-2017, Ms. Wells served as President and Chief Executive Officer of Mindflash Technologies, Inc., an innovative, venture-backed enterprise software company that provided a cloud-based training platform for businesses. From 2007-2009, Ms. Wells was Chief Marketing Officer at Mint Software, Inc. (“Mint”) where she led the growth strategy for this mobile personal finance software company from product launch to the company’s acquisition by Intuit. Prior to Mint, Ms. Wells led US marketing for Intuit and the Expedia Group, roles which drew on her 20-years’ experience in strategic consumer and product marketing with leading brands including The American Express Company and The Charles Schwab Corporation. Ms. Wells is a member of the board of directors of Mitek Systems, Inc., a publicly traded software development company, where she serves as a member of the nominating and corporate governance and compensation committees and Apex Technology Acquisition Corporation, a publicly traded special acquisition company, where she serves as a member of the audit committee. Ms. Wells was previously a director at Boston Private Financial Holdings, Inc., a publicly traded bank holding company from 2014 to 2018. She also serves on the boards of two private FinTech innovators: Betterment, an independent digital investment advisor; and Happy Money, an online personal lending company. In September 2019, Ms. Wells was appointed by the Center for Entrepreneurial Studies at the Stanford University Graduate School of Business as a Lecturer in Management. She holds a Bachelor of Science in Economics from The Wharton School at the University of Pennsylvania and a Master’s in Business Administration from Stanford University.
Corporate Governance Information
We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Accordingly, our Board has adopted and maintains the following corporate governance guidelines, codes and charters:
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Corporate Governance Guidelines;

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Code of Business Conduct and Ethics;

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Code of Ethics for Principal Executive Officer and Senior Financial Officers;

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Charter of the Audit Committee of the Board of Directors;

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Charter of the Compensation Committee of the Board of Directors;

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Charter of the Nominating and Corporate Governance Committee of the Board of Directors; and

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Complaint Procedures for Accounting and Auditing Matters.

From time to time, we may revise the above-mentioned corporate governance guidelines, codes and charters in response to changing regulatory requirements, evolving best practices and the concerns of our stockholders and other constituents. Please visit our website at www.walkerdunlop.com to view or obtain a copy of the current version of any of these documents. We will provide any of the above-mentioned documents, free of charge, to any stockholder who sends a written request to:
Walker & Dunlop, Inc.
Attn: Investor Relations
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814
References to our website address throughout this proxy statement are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement.
Director Independence
Our bylaws and Corporate Governance Guidelines conform to the NYSE rules, which require us to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company). In addition, the NYSE listing standards contain the following further restrictions upon a listed company’s director independence:
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a director who is an employee, or whose immediate family member is an executive officer, of the listed company is not independent until three years after the end of such employment relationship;

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a director who has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent;

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a director who is, or whose immediate family member is, a current partner of a firm that is the company’s internal or external auditor is not independent; a director who is a current employee of such a firm is not independent; a director who has an immediate family member who is a current employee of such a firm and personally works on the company’s audit is not independent; and a director who was, or whose immediate family member was, within the last three years a partner or employee of such a firm and personally worked on the company’s audit within that time is not independent;

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a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the listed company’s present executive officers at the same time serve or served on the other company’s compensation committee is not independent until three years after the end of such service or the employment relationship; and

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a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent.

To adequately assess and ensure that (i) at least a majority of our directors qualify as independent and (ii) each of the Board committees is comprised of solely independent directors, the Board assesses annually the independence of all directors and director nominees. In accordance with the independence criteria established by the Board from time to time, our Board considers all relevant facts and circumstances in order to make an affirmative determination as to whether any director has a direct or indirect material relationship to the Company. In assessing the materiality of a director’s or nominee’s relationship with the Company, the Board considers the issues from the director’s or nominee’s standpoint and from the perspective of the persons or organization with which the director or nominee has an affiliation. Our Board has evaluated the status of each current director, and has affirmatively determined, after considering the relevant facts and circumstances and the independence standards set forth above, that each of Alan J. Bowers, Ellen D. Levy, Michael D. Malone, John Rice, Dana L. Schmaltz, Michael J. Warren and Donna C. Wells is independent, as defined in the NYSE rules, and that none of these directors have a material relationship with us. In evaluating Mr. Rice’s independence, the Board considered the payment in 2020 of $85,000 by us to Management Leadership for Tomorrow (or MLT), a not for profit entity of which Mr. Rice serves as chief executive officer, for employee placement and recruiting services and in connection with obtaining an MLT Black Equity at Work Certification. MLT launched the Black Equity at Work Certification in 2020 and, in addition to us, many companies from a variety of sectors are seeking the certification, including Amazon, Bain Capital, Boston Consulting Group, Moody’s, PNC, ViacomCBS, WarnerMedia, and Workday. MLT had 2020 gross receipts of approximately $25 million. MLT, which was founded by Mr. Rice in 2001, has a mission to equip under-represented minorities with the skills, coaching and relationships that unlock their potential as senior business and community leaders.

Board Leadership Structure
Mr. Walker serves as the Company’s Chairman and Chief Executive Officer. The Board has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company and believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Nevertheless, the Board understands that the structure of the Board must encourage the free and open dialogue of competing views and provide for strong checks and balances. Specifically, an effective governance structure must balance the powers of the Chief Executive Officer and the independent directors and ensure that the independent directors are fully informed, able to discuss and debate the issues that they deem important, and able to provide effective oversight of management.
The Board is committed to maintaining a “Lead Director” as a matter of good corporate governance. The Lead Director is an independent director consistent with criteria established by the NYSE, and will be selected on an annual basis by a majority of the independent directors then serving on the Board. The role of the Lead Director is to serve as liaison between (i) the Board and management, including the Chief Executive Officer, (ii) independent directors and (iii) interested third parties and the Board. The Lead Director serves as the focal point of communication to the Board regarding management plans and initiatives, and ensures that the role between board oversight and management operations is respected. The Lead Director reviews and provides input on full Board meeting agendas, and plays a central role in developing, managing and overseeing our annual Board self-assessment process along with the Chairman of the Nominating and Corporate Governance Committee. The Lead Director acts as chairman of executive sessions of our independent directors and also provides the medium for informal dialogue with and among independent directors, allowing for free and open communication within that group. For example, the Lead Director frequently holds informal conference calls with our independent directors prior to our quarterly Board meetings to discuss any issues the directors would like raised at the Board meetings. In addition, the Lead Director serves as the communication conduit for third parties who wish to communicate with the Board. Our current Lead Director is Mr. Bowers.
The Board carefully considers the effectiveness of the Board leadership structure at least annually in connection with its self-assessment.
Executive Sessions of Non-Management and Independent Directors
Pursuant to our Corporate Governance Guidelines and the NYSE rules, in order to promote open discussion among independent directors, our Board devotes a portion of each regularly scheduled Board meeting to executive sessions of only independent directors. See “— Director Independence” for a list of our independent directors. The Lead Director acts as chairman of each of the executive sessions described above.
Communications with the Board
Stockholders and other interested parties may communicate with the Board (i) by sending any correspondence they may have in writing to the “Lead Director” c/o the General Counsel & Secretary of Walker & Dunlop, Inc., at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, who will then directly forward such correspondence to the Lead Director, or (ii) by e-mailing correspondence directly to the Lead Director at leaddirector@walkerdunlop.com. The Lead Director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board.
Board Meetings and Director Attendance
Pursuant to our Corporate Governance Guidelines, (i) we are required to have at least four regularly scheduled Board meetings in each calendar year and additional unscheduled Board meetings may be called upon appropriate notice at any time to address specific needs of the Company; and (ii) directors are expected to attend, in person or by telephone or video conference, all Board meetings and meetings of committees on which they serve. Our Board held ten Board meetings in 2020. Each of our directors serving on the Board in 2020 attended at least 75% of the total regularly scheduled and special meetings of the Board and the committees on which he or she served. Additionally, pursuant to our Corporate Governance Guidelines, the directors are encouraged, but not required, to attend our annual meetings of stockholders. Two of the eight directors elected to the Board at the 2020 annual meeting of stockholders attended the meeting. In addition to holding ten Board meetings in 2020, our Chairman and Chief Executive Officer had frequent written and telephonic communications with our Board to keep them informed of how we addressed the COVID-19 pandemic, including its impact on our employees and business operations.
Criteria for Board Membership
The Board has adopted a policy to be used for considering potential director candidates to further the Nominating and Corporate Governance Committee’s goal of ensuring that our Board consists of a diversified group of qualified individuals that function effectively as a group. The policy provides that qualifications and credentials for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:
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high integrity;

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an ability to exercise sound judgment;

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an ability to make independent analytical inquiries;

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a willingness and ability to devote adequate time and resources to diligently perform Board duties; and

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a reputation, both personal and professional, consistent with the image and reputation of the Company.

In addition to the aforementioned minimum qualifications, the Nominating and Corporate Governance Committee also believes that there are other qualities and skills that, while not a prerequisite for nomination, should be taken into account when considering whether to recommend a particular person. These factors include:
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diversity, age, background, skills and experience;

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knowledge and contacts in the communities in which the Company conducts business and in the Company’s industry or other industries relevant to the Company’s business;

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knowledge and expertise in various areas deemed appropriate by the Board;

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fit of the individual’s skills, experience, and personality with those of other directors in maintaining an effective, collegial and responsive Board;

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whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC; and

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whether the person would qualify as an “independent” director under the NYSE’s listing standards and our Corporate Governance Guidelines.

Neither the Nominating and Corporate Governance Committee nor the Board has adopted a formal policy with respect to diversity of its directors. However, in connection with its overall director candidate review, the Nominating and Corporate Governance Committee does consider diversity of experience in areas that are relevant to the Company’s activities, including, for example, experience in commercial real estate, commercial lending, technology and finance and experience as a board member of a publicly traded company. The Nominating and Corporate Governance Committee also remains committed to ensuring women and minority candidates are included in every pool of individuals from which new Board nominees are chosen. This commitment is evidenced by the fact that each of the last three directors added to our Board are women or minority candidates. Directors must be willing and able to devote sufficient time to carrying out their duties effectively. The Nominating and Corporate Governance Committee takes into account the other demands on the time of a candidate, including, for example, occupation and memberships on other boards.

The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (i) Nominating and Corporate Governance Committee members, (ii) our stockholders and (iii) others as it deems appropriate. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in identifying qualified director candidates. The Nominating and Corporate Governance Committee has retained a third-party search firm to identify qualified director candidates.
As part of the identification process, the Nominating and Corporate Governance Committee considers the number of expected director vacancies and whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. Once a director candidate has been identified, the Nominating and Corporate Governance Committee will then evaluate this candidate in light of his or her qualifications and credentials, and any additional factors that it deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee’s process of recommending director candidates. The Nominating and Corporate Governance Committee will consider all persons recommended by stockholders in the same manner as all other director candidates, provided that such recommendations are submitted in accordance with the procedures set forth in our bylaws and summarized below.
After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee will recommend to the Board the nomination of a number of candidates equal to the number of director vacancies that will exist at the annual meeting of stockholders. The Board will then select the Board’s director nominees for stockholders to consider and vote upon at the stockholders’ meeting.
Board Refreshment
The Board refreshes its membership through a combination of adding or replacing directors to achieve the appropriate balance of maintaining longer-serving directors with deep institutional knowledge of the Company and adding directors who bring a fresh perspective. At the time of our Initial Public Offering (IPO) in 2010, the Board was comprised of eight directors, six of whom were not members of management and five of whom were independent. Since our IPO:
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three of the six non-management directors who were serving on the Board as of our IPO have left the Board;

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we added a seventh independent director;

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the Lead Director and the chairs of the Audit, Compensation and Nominating and Corporate Governance Committees have changed and three of the four members of our Audit Committee joined the Board after our IPO; and

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we have expanded the representation of women and minorities to comprise four of the seven independent directors, and each of the last three directors added to our Board are women or minority candidates.

The Nominating and Corporate Governance Committee has retained a third-party search firm to identify qualified director candidates.
Engagement with Shareholders
We engage frequently and actively with our shareholder base through participation in conferences, non-deal roadshows in partnership with sell side analysts, and company-organized one-on-one or group meetings and conference calls. In 2020, as a result of the global pandemic and to promote the health and safety of all involved, we shifted much of our investor outreach online by participating in virtual investor conferences, virtual investor meetings, a virtual annual meeting of stockholders and a virtual Investor Day. A summary of 2020 in-person and virtual outreach is listed below:
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participated in four investor conferences hosted by sell side analysts;

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held over 110 meetings with buy side investors and sell side analysts;

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held the 2020 annual meeting of stockholders virtually; and

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held our first Investor Day, virtually, which had over 190 attendees.

During these meetings, we discussed our financial and operating results, our new five-year business strategy, our corporate governance, our 2020 Equity Incentive Plan and other matters of executive compensation and our environmental, social and governance (“ESG”) initiatives.
Our Growth Strategy and Alignment of Director Skills and Experience
Our mission is to become the premier commercial real estate finance company in the United States. In support of that mission, we adopted a five-year business strategy in 2016 named Vision 2020, and another in 2020, named Drive to ‘25.
Vision 2020
In 2016, we implemented a strategy to reach at least $1 billion of total annual revenues by the end of 2020 by accomplishing the following milestones: (i) at least $30 billion of annual debt financing volume, (ii) annual property sales volume of at least $8 billion, (iii) an unpaid principal balance of at least $100 billion in our servicing portfolio, and (iv) at least $8 billion of assets under management. In 2020, we achieved the annual revenue goal, with total revenues of $1.1 billion for the year ended December 31, 2020. We also achieved two of the milestones with $35.0 billion of debt financing volume for the year ended December 31, 2020 and a servicing portfolio of $107.2 billion as of December 31, 2020. Our property sales volume was $6.1 billion for the year ended December 31, 2020, a record for us, but short of the goal as investment sales activity was significantly impacted by the COVID-19 crisis. Our assets under management were $1.8 billion as of December 31, 2020, as this part of our business was the least developed when we started implementing the strategy, and our entry into this business with the acquisition of Walker & Dunlop Investment Partners (“WDIP”) did not occur until 2018. These collective achievements resulted in us growing 2020 total revenues by 33% from 2019 to $1.1 billion, which exceeded our ultimate goal of $1 billion in total revenues and led to record earnings for us in 2020. From 2015 through 2020, we grew total revenues at a compound annual growth rate of 18%, as reflected below.
Drive to ‘25
Our Drive to ‘25 strategy is centered around growing debt financing volume, expanding our property sales platform, and building investment banking capabilities. Our Drive to ‘25 strategy includes the following ambitious five-year operational, financial and ESG targets to be achieved by year-end 2025:

Operational	Financial	ESG

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$65B+ in Annual Debt Financing Volume, including $5B+ in Annual Small Balance Loans

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$160B+ Servicing Portfolio Balance

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$25B+ in Annual Property Sales Volume

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$10B+ in Assets Under Management

	• At least $1.7B in Annual Total Revenues • At least $13.00 per share in Annual Diluted EPS • Operating Margin of at least 32%	• Increase Diverse Leadership • Reduce Carbon Emission • Donate 1% of Pre-Tax Profits
To achieve these ambitious targets, we will focus on the following areas:
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defend our market position as a leading provider of capital to multifamily borrowers;

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continue to expand our capital markets and property sales teams; and

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establish commercial real estate investment banking and advisory capabilities and grow our existing investment management platform, Walker & Dunlop Investment Partners.

Successful execution of our growth strategy will involve organic growth, recruiting additional bankers and brokers, asset and entity acquisitions and developing and implementing proprietary technology to improve the marketing of our offerings and the efficiency of our business operations. The Board believes that, collectively, the nominees bring to the Board, through a variety of backgrounds and experiences, including through education, direct hands-on experience and managerial roles, a diverse range of skills and experience in relevant areas that align with our growth strategy, as depicted in the following table:
Director Experience
	Commercial Real Estate	Commercial Lending	Investment Advisory/Mergers & Acquisitions	Executive Leadership	FinTech Marketing	Other Public Board Experience
Alan J. Bowers	✓			✓		✓
Ellen D. Levy			✓	✓		✓
Michael D. Malone	✓	✓	✓	✓		✓
John Rice				✓		✓
Dana L. Schmaltz			✓	✓
Howard W. Smith	✓	✓		✓
William M. Walker	✓	✓	✓	✓		✓
Michael J. Warren	✓	✓	✓	✓		✓
Donna C. Wells			✓	✓	✓	✓
Stockholder Recommendations of Director Nominees
For nominations for election to the Board to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws. These notice provisions require that nominations for directors must be received by the Secretary at our principal executive offices (the “Stockholder Notice”) not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, such Stockholder Notice to be timely must be so delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Stockholder Notice must set forth:
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as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) a description of all agreements, arrangements or understandings between such stockholder and such potential nominee (and any other person or persons), pursuant to which the nomination is made, and (B) all other information relating to such potential nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

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as to the stockholder giving such Stockholder Notice, (A) the name and address of such stockholder, as they appear on the Company’s books, (B) the class or series and number of shares of stock of the Company which are, directly or indirectly, owned beneficially and of record by such stockholder, including through general or limited partnerships, as of the date of the Stockholder Notice, and a representation that such stockholder will notify the Company in writing of such information as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including, without limitation, any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by such stockholder as of the date of the Stockholder Notice, the effect or intent of which is to mitigate loss to, manage the risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or any affiliates, and a representation that such stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a representation that such stockholder intends to appear at the meeting in person or by proxy to make the nomination or propose the other business specified in such Stockholder Notice, as the case may be, and (E) a representation as to whether such stockholder intends, or is intended to be part of a group (within the meaning ascribed to such term under Section 13(d)(3) of the Exchange Act) that intends, (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares of stock required to elect the proposed director nominee or to approve or adopt the other business proposal, and/or (ii) otherwise to solicit proxies from stockholders in support of such nominee or other business proposal.

For purposes of the bulleted paragraphs above, references to “stockholder” include any beneficial owners on whose behalf the director nomination is made. See also “OTHER MATTERS — Stockholder Proposals and Nominations for the 2022 Annual Meeting.”
Code of Ethics for Principal Executive Officer and Senior Financial Officers; Code of Business Conduct and Ethics
We have adopted the Code of Ethics for Principal Executive Officer and Senior Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer and all other senior financial officers. This code is intended to:
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deter wrongdoing;

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encourage honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;

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ensure compliance with applicable governmental laws, rules and regulations;

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support the prompt internal reporting of violations of the Code of Ethics for Principal Executive Officer and Senior Financial Officers to the appropriate persons identified in the Code of Ethics for Principal Executive Officer and Senior Financial Officers; and

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create accountability for adherence to the Code of Ethics for Principal Executive Officer and Senior Financial Officers.

We have also adopted the Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees. This code covers areas of professional conduct, including honest and candid conduct, conflicts of interest, disclosure, compliance with all applicable laws, rules and regulations, corporate opportunities, confidentiality, fair dealing and the protection and proper use of Company assets.
We have posted both our Code of Ethics for Principal Executive Officer and Senior Financial Officers and Code of Business Conduct and Ethics to our website and intend to promptly post any waiver or amendment of our Code of Ethics for Principal Executive Officer and Senior Financial Officers to our website.
In addition to the Code of Ethics for Principal Executive Officer and Senior Financial Officers and Code of Business Conduct and Ethics, our Audit Committee has in place a whistleblower reporting procedure that enables it to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. The procedures in place permit our employees to confidentially and anonymously submit their concerns regarding questionable accounting or auditing matters directly to the Audit Committee. Upon receiving a concern or complaint pursuant to these procedures, the individual designated by our Chief Executive Officer as our compliance officer (currently, our Executive Vice President, General Counsel and Secretary, Richard M. Lucas) or Audit Committee Chairman, will:
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determine whether the complaint or concern is an accounting complaint and, when possible, acknowledge receipt of the complaint or concern to the reporting person;

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review the complaint in a manner determined by and with the oversight of the Audit Committee and with input from the compliance officer or such other persons, including any third-party investigative parties, as the Audit Committee determines to be appropriate;

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appoint one or more internal and/or external investigators to promptly and fully investigate such accounting complaints under the supervision of the compliance officer and, as may be appropriate, the Audit Committee;

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provide the reporting person, to the extent possible and appropriate, the name and contact information for the investigator(s) assigned to the accounting complaint;

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maintain confidentiality to the fullest extent possible, consistent with the need to conduct an adequate review;

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coordinate with other Board committees and government authorities, as appropriate, to the extent that an accounting complaint relates to an ongoing government audit, inspection or investigation;

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obtain advice and assistance from and retain, at the Company’s expense, investigators, internal or outside legal counsel and other advisors, as may be appropriate; and

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take prompt and appropriate corrective or remedial action when and as warranted in the judgment of the Audit Committee.

Risk Oversight
The Board continuously monitors risk oversight and designates one meeting each year at which the Board works with management to conduct an in-depth review of the Company’s strategic plans and identify the principal issues and risks to accomplishing its strategy. While the full Board has primary responsibility for risk oversight, it utilizes its committees, as appropriate, to monitor and address the risks that may be within the scope of a particular committee’s expertise or charter. For example, the Audit Committee oversees our financial statements, internal control over financial reporting, compliance with legal and regulatory requirements and the performance of our internal audit function. The Audit Committee also receives reports from our Chief Technology Officer and our Director of Information Security, at least quarterly, on information security and cyber security matters. Generally, the ongoing monitoring of risk and risk mitigation activities have been implemented under the oversight of the full Board, which will use the Board committees as appropriate to oversee management’s monitoring and mitigation of risks identified by management that are consistent with the respective Committees’ oversight authorities. The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee’s members, makes this an appropriate structure to more effectively monitor the risks that relate to the committees’ respective oversight authorities.
An important feature of the Board’s risk oversight function is to receive regular updates from its committees and management, as appropriate. For example, each year our senior management will work with the head of our internal audit function, who reports directly to the Audit Committee, to develop an audit plan designed to address key corporate governance controls, financial reporting and internal control risks and pre-implementation reviews of significant corporate projects. This plan will subsequently be reviewed by the Audit Committee, and our internal auditors will report the audit results to the Audit Committee on a quarterly basis, or more frequently as needed. The internal auditors also meet regularly with the Audit Committee in executive session. In addition, our General Counsel meets regularly in executive session with the Audit Committee and the Nominating and Corporate Governance Committee and provides them with regular updates regarding material litigation and legal and regulatory compliance matters.
The Compensation Committee is responsible for overseeing compensation risk, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee is charged with monitoring our equity-based compensation plans, including employee benefit plans. The Nominating and Corporate Governance Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence and ethical and business conduct.
The full Board is kept informed of each committee’s risk oversight and related activities through standard reports to the Board by each committee chairman, frequent non-member attendance at committee meetings and committee meeting minutes and resolutions which are made available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board’s regular quarterly meetings. In addition to receiving direct information from its committees, the Board receives updates directly from members of management. For example, a committee of senior management comprised of the leaders of our balance sheet loan origination, loan underwriting, servicing, accounting, legal, human resources, investment advisory, information technology, investor relations, internal audit and treasury groups prepare a written report to the full Board at least quarterly, describing key risks faced by us and how they are addressed. Additionally, as needed between Board meetings, Mr. Walker, our Chairman and Chief Executive Officer, provides reports to the Board on the critical issues we face and the recent developments in our business units, including identified risks. For example, in response to the COVID-19 pandemic, Mr. Walker provided frequent reports to the Board regarding emerging risks to our business and how we were managing the impact of the pandemic on our employees, customers and other business partners, and the communities in which we operate. Additionally, Mr. Smith, due to his position as President, is able to frequently communicate with other members of our management and update the Board regularly on the important aspects of the Company’s day-to-day operations.
Our Board has been actively overseeing the operations of our business during the ongoing COVID-19 pandemic, including regular updates from and discussions with our senior management. The Board’s review and discussion related to this ongoing crisis spans a broad range of matters, including protecting the health and safety of our employees, evaluating the impact of the pandemic on strategy, operations and business continuity, liquidity and financial matters, monitoring continued compliance with applicable laws and supporting the communities in which we operate.
Board Committees
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All members of the committees described below are “independent” under NYSE rules as discussed under “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE — Corporate Governance Information — Director Independence.” In addition, the members of the Audit and Compensation Committees satisfy the additional independence criteria applicable to members of such committees under SEC and NYSE rules.

The table below provides membership information for each of the Board committees as of March 5, 2021 and the number of meetings held by each committee in 2020:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Alan J. Bowers	X†*		X
Ellen D. Levy		X	X
Michael D. Malone	X†	X*
John Rice		X	X*
Dana L. Schmaltz		X	X
Michael J. Warren	X†
Donna C. Wells	X†
2020 Meetings	5	9	6

*
Committee Chairman

†
Audit Committee Financial Expert

Audit Committee
Our Audit Committee consists of Alan J. Bowers, Michael D. Malone, Michael J. Warren and Donna C. Wells, four of our independent directors, with Mr. Bowers serving as the Audit Committee’s Chairman. Each of Ms. Wells and Messrs. Bowers, Malone and Warren qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. Our Board has also determined that each Audit Committee member is “financially literate” as that term is defined by the NYSE corporate governance listing standards. We have adopted an Audit Committee charter that details the principal functions of the Audit Committee, including oversight related to:
•
our accounting and financial reporting processes;

•
the integrity of our consolidated financial statements and financial reporting processes;

•
our systems of disclosure controls and procedures and internal control over financial reporting;

•
our compliance with financial, legal and regulatory requirements;

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
the performance of our internal audit function;

•
our policies and procedures with respect to risk assessment and risk management, including key risks to which we are subject and the steps we have taken to monitor and control exposure to such risks, which is overseen in consultation with our management, and the full Board, as appropriate; and

•
review and approval of any related party transactions.

The Audit Committee is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.
Our Audit Committee charter and the corporate governance rules of the NYSE require that, in the event a director simultaneously serves on the audit committee of more than three public companies, including us, the Board must determine that such simultaneous service would not impair the ability of that member to effectively serve on our Audit Committee and disclose that determination. None of our Audit Committee members serves on the audit committees of more than three public companies (including our Audit Committee).
The Audit Committee met five times in 2020.
Compensation Committee
Our Compensation Committee consists of Ellen D. Levy, Michael D. Malone, John Rice and Dana L. Schmaltz, four of our independent directors, with Mr. Malone serving as the Compensation Committee’s Chairman. We have adopted a Compensation Committee charter that details the principal functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our executive officers’ compensation, evaluating our executive officers’ performance in light of such goals and objectives and determining and approving the remuneration of our executive officers based on such evaluation;

•
reviewing and approving the compensation of our executive officers, subject to the terms and conditions of any pre-existing employment agreements;

•
reviewing and evaluating, as it deems appropriate, the compensation for directors, including board committee retainers, meeting fees, equity-based compensation and such other forms of compensation as the compensation committee may consider appropriate and recommending to the Board, as appropriate, changes to such compensation;

•
reviewing our executive compensation policies and plans;

•
reviewing and monitoring: (1) the development and implementation of goals established from time to time for our performance with respect to ESG initiatives, (2) the development of metrics to gauge progress toward achievement of those goals, and (3) our progress against those goals;

•
implementing and administering our annual cash incentive plan and equity-based compensation plan;

•
determining the number and terms of equity awards to be granted to our directors, executive officers and other employees pursuant to these plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing the Company’s policies and procedures with respect to risk assessment and risk management for compensating all employees, including non-executive officers, and reporting its findings to the Board.

Pursuant to its charter, the Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee consisting of one or more members.
The Board has established a special committee of the Board (the “Non-Executive Equity Award Committee”), currently comprised of Messrs. Walker, our Chairman and Chief Executive Officer, and Smith, our President, and delegated to that committee limited authority to grant equity awards to non-executive officers and non-director employees pursuant to the 2020 Equity Incentive Plan. As of March 5, 2021, those grants may not exceed a total of 408,017 shares cumulatively. The Non-Executive Equity Award Committee’s authority does not in any way limit the Compensation Committee’s authority to administer the 2020 Equity Incentive Plan.
Under its charter, the Compensation Committee has authority to retain compensation consultants, outside counsel and other advisors that the Compensation Committee deems appropriate, in its sole discretion, to assist it in discharging its duties. The Compensation Committee engaged Pay Governance

LLC (“Pay Governance”) in 2020 to act as its compensation consultant. Pay Governance reported directly to the Compensation Committee and the Compensation Committee had the sole authority to terminate the engagement.
Pay Governance’s primary roles for 2020 were to:
•
re-assess the peer group identified by our Compensation Committee in 2019 against which our 2020 performance and non-employee director and executive pay should be examined;

•
advise on the performance metrics, rigor of performance goals and structure of our 2020 annual cash incentive plan and our 2020-2022 long-term performance share plan;

•
evaluate our executive compensation programs and provide recommendations regarding executive compensation strategy and policies, including a review of philosophy, comparative review of total direct compensation at our peer group companies (for example, base salary, short- and long-term incentives and mix of pay, as applicable), and provide insight related to potential enhancements and/or modifications;

•
assess the alignment of named executive officer (“NEO”) compensation to our performance;

•
evaluate and analyze our compensation policies and practices for our NEOs and our loan origination staff to determine whether they create risks that are reasonably likely to have a material adverse effect on us;

•
review the Compensation Discussion and Analysis section of our annual proxy statement;

•
advise the Compensation Committee on executive and director compensation trends and best practices;

•
advise the Compensation Committee on our 2020 Equity Incentive Plan, which was approved by our shareholders at our 2020 annual meeting and constitutes an amendment and restatement of our 2015 Equity Incentive Plan; and

•
attend selected Compensation Committee meetings.

Pay Governance did not provide any other services to the Company. The Compensation Committee concluded that Pay Governance had no conflicts of interest during fiscal year 2020. In reaching this conclusion, the Compensation Committee considered all relevant factors, including the six independence factors relating to committee advisors that are specified in the NYSE rules. These factors are:
•
the provision of other services to the company by an advisor’s employer;

•
the amount of fees received from the company by an advisor’s employer as a percentage of the total revenue of the advisor’s employer;

•
the policies and procedures of an advisor’s employer that are designed to prevent conflicts of interest;

•
any business or personal relationship of an advisor with a member of the committee;

•
any stock of the company owned by an advisor; and

•
any business or personal relationship of an advisor or the advisor’s employer with an executive officer of the Company.

For further discussion of the role of the Compensation Committee in the executive compensation decision-making process, and for a description of the nature and scope of Pay Governance’s assignments, see the section titled “COMPENSATION DISCUSSION AND ANALYSIS.”
Our Compensation Committee considers the recommendations of Mr. Walker regarding any Company and individual performance targets, assessments of performance and compensation levels generally for our named executive officers. Mr. Walker presents a self-assessment of his own individual performance to the Compensation Committee and makes recommendations regarding his own compensation, but the Compensation Committee considers the compensation determination without Mr. Walker and other members of management being present. Senior members of the human resources, legal, finance and accounting departments may also provide input to the Compensation Committee concerning matters relevant to the compensation plans and amounts, including compensation plan structure, individual and company-specific performance achievements and the impacts of the compensation plans and related payments on the Company’s financial performance, but neither they, nor any other employee of the Company, are present for executive sessions of the Compensation Committee.
The Compensation Committee met nine times in 2020.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Alan J. Bowers, Ellen D. Levy, John Rice and, Dana L. Schmaltz, four of our independent directors, with Mr. Rice serving as the Nominating and Corporate Governance Committee’s Chairman. We have adopted a nominating and corporate governance committee charter that details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying and recommending to the Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

•
developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
overseeing the Board’s compliance with financial, legal and regulatory requirements and its ethics program as set forth in the Company’s Code of Business Conduct and Ethics and the Code of Ethics for Principal Executive Officer and Senior Financial Officers;

•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•
recommending to the Board nominees for each Board committee;

•
overseeing our efforts with regard to ESG matters; and

•
overseeing the annual evaluation process for the Board, management and the other committees of the Board, as required by applicable law, regulations and the NYSE corporate governance listing standards.

The Nominating and Corporate Governance Committee met six times in 2020.

AUDIT-RELATED MATTERS
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our consolidated financial statements for the year ended December 31, 2020 were audited by KPMG LLP, which served as our independent registered public accounting firm for the last fiscal year. The Audit Committee has appointed KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2021. We have been advised by KPMG LLP that representatives of KPMG LLP will be present at our 2021 annual meeting. These representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. Nevertheless, our Board is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee may reconsider the appointment or may retain KPMG LLP or another accounting firm without resubmitting the matter to stockholders. Even if the stockholders ratify the appointment, the Audit Committee may select another firm if it determines such selection to be in our and our stockholders’ best interest.
Vote Required
The ratification of the appointment of KPMG LLP requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes, if any, will not count as votes cast with respect to the proposal and will have no effect on the result of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.
Disclosure of KPMG LLP Fees for the Years Ended December 31, 2020 and December 31, 2019
The following table shows the fees for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2020 and December 31, 2019, and fees billed for other services rendered by KPMG LLP during those periods:
	2020	2019
Audit Fees(1)	$1,236,500	$1,230,000
Audit-Related Fees(2)	142,100	154,100
Tax Fees(3)	693,588	375,181
All Other Fees	37,000	—
Total	$2,109,188	$1,769,281

(1)
Audit Fees include fees for audits of our 2020 and 2019 consolidated financial statements.

(2)
Audit-Related Fees include fees for our statutory and regulatory compliance audits and our employee benefit plan audits.

(3)
Tax Fees include fees for tax compliance and advisory services.

All services provided by KPMG LLP to us since we became a public company have been pre-approved by the Audit Committee, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence from us.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of our independent registered public accounting firm to provide any audit or permissible non-audit service to the Company. Pursuant to the Audit and Non-Audit Services Pre-Approval Policy, which the Audit Committee will review and reassess annually, a list of specific services within certain categories of services, including audit and audit-related services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to specifically pre-approve engagements for the performance of audit and permissible non-audit services, for which the estimated cost for each specified type of service shall not exceed $100,000. The Audit Committee Chairman must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement, including:
•
the type of services covered by the engagement;

•
the dates the engagement is scheduled to commence and terminate;

•
the estimated fees payable by us pursuant to the engagement;

•
other material terms of the engagement; and

•
such other information as the Audit Committee may request.

Report of the Audit Committee
One of the Audit Committee’s principal purposes is to assist the Board in overseeing the integrity of our consolidated financial statements. Our management team has the primary responsibility for our consolidated financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls and procedures. KPMG LLP, our independent registered public accounting firm, audits the annual financial statements prepared by management and expresses an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles (“GAAP”). In carrying out its responsibilities, the Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2020 with our management and representatives of KPMG LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with GAAP.
The Audit Committee is also responsible for assisting the Board in overseeing the qualification, independence and performance of our independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received both the written disclosures and the letter from KPMG LLP, as well as engaged in a dialogue, as required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and discussed with KPMG LLP the independence of KPMG LLP from us. The Audit Committee also has considered whether the provision of any non-audit services, and any fees charged for such non-audit services, by KPMG LLP are compatible with maintaining the independence of KPMG LLP from us.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020.
Respectfully submitted,
The Audit Committee of the Board of Directors
Alan J. Bowers (Chairman)
Michael D. Malone
Michael J. Warren

The Audit Committee Report was approved by the Audit Committee before Ms. Wells was appointed to the Audit Committee.
The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
We understand the importance of operating our business in a socially responsible and environmentally sustainable manner in order to maximize shareholder value, and we regularly consider ways to improve our internal culture and the communities in which we operate while also supporting our clients in their sustainability efforts.
Our key ESG efforts include:
Human Capital and Workforce Excellence
We believe the foundation of our success begins with hiring and developing a highly skilled and motivated employee base. Additionally, we are committed to recruiting, developing and retaining a diverse workforce. We monitor and evaluate various turnover and attrition metrics throughout our management team. Our annualized voluntary retention rate was 93% and our average tenure is 4.9 years for the year ended December 31, 2020. We also conduct a pay equity analysis annually to compare base wage and total compensation across genders and ethnicity. In 2020, we implemented a new tool to support more real time and deeper analyses of compensation and roles by gender and ethnicity, both internally and compared to the market. As of December 31, 2020, our workforce consists of 36% female and 64% male employees, and women represented 25% of management positions (defined as Assistant Vice President and above). Ethnically diverse individuals represented 20% of our workforce and 11% of management positions.
Through our Council for Diversity & Inclusion, we offer employee resource groups, including diversity, women’s, veterans and working caregivers. We are purposeful in our drive to promote an inclusive workplace, where our employees are engaged and can develop within the Company. As described below in “— Key ESG Targets,” we have included ambitious goals related to diversity, equity and inclusion in our Drive to ‘25 corporate strategy.
Our culture, policies and practices helped us to be named in 2020 as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.
Community Outreach
We operate our business in 38 offices throughout the United States. It is our policy to give back to the communities in which we operate, and overall, to financially support the fight against homelessness in the United States. We provide all employees with paid time off for volunteering in their communities. We offer a matching fund program for charitable donations to support and recognize contributions and involvement in causes that matter personally to our employees. We also hold an annual charitable fundraiser focused on addressing homelessness where we match our employee contributions dollar-for-dollar. Additionally, we finance several billions of dollars of affordable housing properties each year through our debt financing activities.
Environmental Stewardship
We strive to minimize the negative environmental impact of our day-to-day operations on the planet. We have formed a Green Task Force comprised of employees and management from across our organization. The Green Task Force has worked with an international consulting firm to measure, manage and neutralize our carbon footprint through the purchase of carbon offsets and renewable energy credits on a yearly basis. The Green Task Force also establishes corporate policies and practices focused on conservation and waste reduction throughout our 38 offices. Additionally, to support our commitment to operating our business in a socially responsible and environmentally sustainable manner, we are identifying and collecting data from our operations to further develop sustainability and corporate social responsibility metrics and refine our objectives. Our Environmental Policy can be found on our website at https://www.walkerdunlop.com/what-makes-us-different/esg/enviro-policy/.
Key ESG Targets
We have set the following targets related to our core ESG focus areas that we aim to achieve by the end of 2025:

•
Increase the proportion of women and minorities in management positions from 25% female and 11% minority representation in 2020, to at least 35% female and 20% minority representation at the end of 2025;

•
Increase the proportion of women and minorities among the top 20% of company earners from 9% female and 6% minority representation in 2020 to both 15% female and minority representation at the end of 2025;

•
Finance a cumulative $60 billion of affordable housing properties over the next five years;

•
Donate 1% of pre-tax profits to charitable organizations; and

•
Reduce company carbon emissions by 25% from the level in 2019 on a per-employee basis.

The Nominating and Corporate Governance Committee oversees our ESG efforts. Additionally, the Compensation Committee reviews and monitors (1) the development and implementation of goals established from time to time for our performance with respect to ESG initiatives, (2) the development of metrics to gauge progress toward achievement of those goals, and (3) our progress against those goals.
More information about our ESG efforts and five-year goals, including Sustainability Accounting Standards Board (SASB) disclosures, can be found in our most recent ESG Summary published on our website: https://walkerdunlop-live-0fafab863bbe4e6b9889-633dac0.aldryn-media.com/filer_public/1f/cb/1fcb7692-a96e-4f84-8a23-44acb324667b/walker-dunlop-esg-summary.pdf. The ESG Summary does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings. Additionally, as part of our efforts to enhance our ESG reporting and disclosure, we plan to issue a report that is aligned with the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD) in 2021.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of March 5, 2021. Executive officers are elected by and serve at the discretion of our Board.
Name	Age	Title
William M. Walker	53	Chairman of the Board of Directors and Chief Executive Officer
Howard W. Smith, III	62	President and Director
Richard M. Lucas	55	Executive Vice President, General Counsel and Secretary
Paula A. Pryor	43	Executive Vice President & Chief Human Resources Officer
Stephen P. Theobald	58	Executive Vice President & Chief Financial Officer
Executive Officer Biographies
Set forth below are descriptions of the backgrounds of each of our executive officers, other than Messrs. Walker and Smith, whose backgrounds and positions are described above (See “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE — Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting of Stockholders”).
Richard M. Lucas serves as our Executive Vice President, General Counsel and Secretary. Mr. Lucas was a member of our Board from July to November 2010, when he joined the Company as Executive Vice President and General Counsel, and has served as a member of the board of managers of Walker & Dunlop, LLC since January 2010. Mr. Lucas is responsible for our Legal and Office Services groups, administrative oversight of the internal audit function and, together with the other executive officers, the overall strategic direction of our Company. Mr. Lucas joined Hilton Worldwide, Inc., a global hospitality company, in May 2008 as executive vice president, general counsel and corporate secretary and served as a member of Hilton’s executive committee until he joined us in November 2010. Prior to joining Hilton, Mr. Lucas was a partner at the law firm of Arnold & Porter LLP in Washington, D.C., where he was in private practice for 18 years. At Arnold & Porter, his practice focused on real estate transactions and litigation, primarily in the hospitality and senior living areas. From 2005 to 2008, Mr. Lucas also served as an adjunct faculty member at The George Washington University Law School, where he taught a course on real estate transactions. Mr. Lucas is the former president and a member of the board of directors for the Capital Chapter of the non-profit JDRF (now the DC Community Board of the Mid-Atlantic Chapter). Mr. Lucas also is a member of the steering committee of Georgetown University’s McDonough School of Business Steers Center for Global Real Estate. Mr. Lucas received his Bachelor of Science in Business Administration from Georgetown University’s McDonough School of Business and his Juris Doctor from Yale Law School.
Paula A. Pryor serves as our Executive Vice President and Chief Human Resources Officer, where she oversees all things “people” at Walker & Dunlop. In her role, she is responsible for talent acquisition, total rewards, talent management, diversity, equity and inclusion, learning and development, and the overall culture and strategic direction of our Company. Ms. Pryor also has served as a member of the board of managers of Walker & Dunlop, LLC since May 2020. Ms. Pryor joined us in 2009 and served as Vice President, Human Resources from 2009 to 2013 and as Senior Vice President, Human Resources from 2013 to 2018, when she was promoted to Executive Vice President. Prior to joining Walker & Dunlop, Ms. Pryor served as a Manager of Human Resources at CapitalSource Inc. from 2007 to 2009 and as Manager of the People Team at Katzenbach Partners from 2002 to 2007. Ms. Pryor is a member of the board of directors of Leadership Women, a non-profit organization. Ms. Pryor graduated cum laude from the University of Richmond with a Bachelor of Arts in international studies and Spanish, and a minor in history. She completed her Master’s degree in Latin American political economy with distinction at Georgetown University’s School of Foreign Service.
Stephen P. Theobald has served as our Executive Vice President and Chief Financial Officer since April 2013. He also served as our Treasurer from April 2013 to February 2018. Mr. Theobald is responsible for our Financial Reporting, Budgeting and Accounting, Corporate Treasury, Servicing, Marketing and Investor Relations groups and, together with the other executive officers, the overall strategic direction of our Company. Mr. Theobald also has served as a member of the board of managers of Walker & Dunlop, LLC since April 2013. From December 2010 to March 2013, Mr. Theobald served as the executive vice president and chief financial officer of Hampton Roads Bankshares, Inc., a publicly traded holding company for Bank of Hampton Roads, a Virginia state-chartered commercial bank. From April 2010 to November 2010, Mr. Theobald served as a financial consultant to Hampton Roads Bankshares, Inc. Mr. Theobald also held a number of senior financial positions at Capital One Financial Corporation from 1999 to 2010, most recently serving as chief financial officer, local banking, from 2005 to 2010. Mr. Theobald began his career at KPMG LLP in 1984, and he served as audit partner, financial services, from 1996 to 1999. From 1990 to 1992, he served as a professional accounting fellow in the Office of the Chief Accountant at the Comptroller of the Currency. Mr. Theobald received a Bachelor of Science in Business Administration in Accounting from the University of Notre Dame.

COMPENSATION DISCUSSION AND ANALYSIS
This section describes the compensation programs for our Chief Executive Officer and Chief Financial Officer in 2020 as well as for our other three most highly compensated executive officers during 2020, all of whom we refer to collectively as our named executive officers or NEOs. Our NEOs for 2020 were:
•
Chairman and Chief Executive Officer (CEO), William M. Walker;

•
Executive Vice President and Chief Financial Officer (CFO), Stephen P. Theobald;

•
President, Howard W. Smith, III;

•
Executive Vice President, General Counsel and Secretary, Richard M. Lucas; and

•
Executive Vice President and Chief Human Resources Officer (CHRO), Paula A. Pryor.

Executive Summary
Overview of 2020 Performance and Pay for Performance
Our goal is to provide an executive compensation program that best serves the long-term interests of our shareholders. Consistent with this goal, our compensation programs are designed to motivate our employees, including the NEOs, to drive the growth of our business and, in turn, increase shareholder value. Accordingly, we provide a competitive compensation package to our NEOs that ties a significant portion of their pay to our performance.
Without question, 2020 was an extremely challenging year for everyone, as we were faced with impacts of the COVID-19 pandemic on our business and the health and safety of our employees and their families. Our NEOs faced these challenges head-on, navigating our business to record total transaction volumes, revenues and earnings per share (or EPS) and the achievement of our ultimate Vision 2020 goal of $1 billion in annual revenues, all while transitioning to a fully-remote working environment.
As the COVID-19 pandemic unfolded in the first quarter of 2020, our Compensation Committee was preparing to approve our 2020 annual cash incentive and long-term compensation plans. Beginning in late February, in response to the emerging COVID-19 pandemic, the commercial real estate activity in the capital markets slowed dramatically, and we observed declines in the pipelines for our loan origination and property sales businesses and a decline in our escrow earnings rates, which together drive a significant portion of our financial results. In mid-March, we implemented our business continuity plans and seamlessly migrated our employees and our operations to a remote working arrangement. To keep our clients engaged and foster new relationships in this new remote working environment, we transformed our stakeholder outreach efforts from primarily in-person to virtual. For example, we initiated a live weekly video webcast hosted by our CEO (the Walker Webcast) with real estate, public health, political and academic leaders. This transformation quickly gained momentum, and we significantly enhanced our brand and leadership position in the commercial real estate lending industry as evidenced by the many new clients we gained during the year and the increase in market share we achieved during 2020. At the end of the first quarter and into the second quarter, our Compensation Committee closely monitored these developments and evaluated the potential impact of the COVID-19 pandemic on our business.
In the second quarter of 2020, after analyzing the emerging financial and operational impacts of COVID-19 on our business, our Compensation Committee approved our 2020 annual cash incentive plan, 50% of which was determined formulaically based on achievement against pre-established financial performance metrics, 25% of which was determined qualitatively based on each NEO’s individual achievements with respect to specific responsibilities addressing the COVID-19 crisis and the remaining 25% of which was determined qualitatively based on each NEO’s individual achievements with respect to leadership and execution against strategic initiatives that were designed to support achievement of our stated Vision 2020 goals. The financial performance metrics include diluted earnings per share (or EPS), total revenues and adjusted EBITDA(1). The target and maximum performance goals for these metrics under the 2020 cash incentive plan were selected at levels that would require significant outperformance against their respective projected 2020 results, taking into account anticipated impacts of the COVID-19 crisis on our business.
2020 was a record year for us in many respects. We grew our total transaction volume 29% from 2019 to a record $41.1 billion, which drove significant year-over-year growth in EPS and total revenues, and we exceeded our overall Vision 2020 goal of earning $1 billion in total revenues, each as set forth below. We also earned $215.9 million in adjusted EBITDA, which fell slightly below the target goal in our 2020 annual cash incentive plan. The shortfall in our adjusted EBITDA result was driven primarily by a $39 million year over year decline in our interest income on escrow earnings to $18 million, resulting from historically low interest rates during the year. Our overall financial performance, coupled with the execution by each NEO of their COVID-19 and leadership and strategic initiative goals, resulted in a 2020 total shareholder return (or TSR) of 46.0%, significantly outpacing our Peer Group average TSR of -3.9%.

Total Transaction Volume
(in millions)
$31,967
$41,084
2019
2020
Total Revenues
(in millions)
$817
$1,084
2019
2020
Diluted Earnings
Per Share
$5.45
$7.69
2019
2020

Our 2020 performance exceeded the maximum performance for all performance goals under the 2020 annual cash incentive plan, with the exception of the adjusted EBITDA performance goal. Accordingly, each NEO received 92% of their maximum annual cash bonus opportunity under the plan. Additionally, to reward each NEO for their exceptional financial and operational performance that resulted in extraordinary 2020 TSR during such a challenging year, the Committee awarded each NEO an additional cash bonus ranging from approximately $350,000 to $1.1 million based on other extraordinary achievements during 2020:
•
significantly outperformed our ultimate Vision 2020 aspiration of achieving $1 billion in annual total revenues, which resulted in us growing total revenues at a compound annual growth rate of 18% during the period from 2015 through 2020;

(1)
Adjusted EBITDA is not a financial measure calculated in accordance with GAAP. A reconciliation of adjusted EBITDA to GAAP net income is located on page 35 of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on February 25, 2021.

•
achieved TSR of 46.0%, significantly outpacing our Peer Group average;

•
earned record net income of $246.2 million, up 42% over the prior year;

•
improved our operating margin to 30% in 2020 from 28% in 2019;

•
improved our return on equity to 23% in 2020 from 18% in 2019;

•
grew total debt financing volume by 32% despite a decline of 27% in the overall commercial real estate financing market as reported by the Mortgage Bankers Association;

•
grew total property sales volume by 14% despite a decline of 28% in the overall multifamily acquisitions market as reported by Real Capital Analytics;

•
closed the largest deal in our history, a $2.3 billion Fannie Mae portfolio transaction; and

•
executed on a new digital marketing strategy, which resulted in attracting a significant number of first time clients, as evidenced by the fact that 66% of our refinancings were new loans that we added to our servicing portfolio and 23% of our total transaction volume in the year was with new clients.

In 2020, the Compensation Committee also approved a new performance-based long-term equity incentive award for the NEOs and senior management to drive outstanding performance over the next three years. These awards, denoted as performance share units, vest in the form of shares of our common stock. Under the 2020 performance-based long-term equity incentive awards, the NEOs are eligible to receive shares upon settlement of these awards if certain pre-established performance goals tied to aggregate total revenues, average diluted EPS and return on equity are met over the course of the 2020-2022 performance period.
The Compensation Committee established the award of performance share units as an “outperformance” award, setting very challenging performance targets designed to incentivize our senior management team, including the NEOs, to seek to achieve outstanding Company performance that results in significant long-term value creation for our stockholders. The Compensation Committee believes that the combination of the annual cash incentive plan and the long-term performance share awards provides an appropriate balance for achieving both short- and long-term financial performance success. The Compensation Committee evaluated whether to increase NEO base salaries from 2019 amounts and determined not to award increases in 2020. In the first quarter of 2021, the Compensation Committee adjusted the compensation of Messrs. Walker, Theobald and Smith. See description under “— Adjustments to Executive Compensation Made in 2021.”
Additionally, we have included in this proxy statement a say on pay proposal. Our stockholders have the opportunity to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year, which we believe enhances and reinforces accountability for our compensation practices.
Highlights of Our Compensation Program Practices
What We Do
•
We Pay for Performance — We tie our NEOs’ annual cash incentive and long-term equity incentive awards to financial performance metrics, consisting of diluted EPS, total revenues, return on equity and adjusted EBITDA. In 2020, the base salaries for the CEO, President and the other three NEOs represented only 18%, 21% and 25% of their respective total target direct compensation opportunity (i.e., base salary, annual cash incentive, long-term equity incentive and annual equity award, but excluding the discretionary bonuses awarded during 2020), with the remainder of compensation being variable or “at risk.”

•
We Have Executive and Director Stock Ownership Guidelines — Our executive officers are expected to own shares of our common stock with a value equal to at least three to five times base salary depending on position. Our non-employee directors are expected to own shares in our common stock with a value equal to at least five times the value of the annual cash retainer paid to the directors. See description under “— Compensation Policies — Stock Ownership Guidelines for NEOs.”

•
We Use an Independent Compensation Consulting Firm — The Compensation Committee utilizes an independent compensation consulting firm that provides no other services to the Company.

•
We Have a “Clawback” Policy — If we are required to prepare an accounting restatement, then awards under our 2020 Equity Incentive Plan are subject to mandatory forfeiture if the amount earned or vesting of the award is explicitly based on the achievement of pre-established performance goals that are later determined, as a result of the accounting restatement, not to have been achieved. We also have the right to recover any awards to participants under the 2020 Equity Incentive Plan in case of a financial restatement as a result of their knowing or gross negligence or failure to prevent misconduct or to the extent provided by clawback policies that we may adopt in the future.

•
We Evaluate Tally Sheets of NEO Compensation — In reviewing compensation arrangements for 2020, the Compensation Committee reviewed and considered total compensation for each NEO, including reviews of reports that provide the value of: (1) historic and current elements of each NEO’s target compensation and actual compensation received; and (2) equity awards granted to the NEO under our 2020 Equity Incentive Plan.

What We Don’t Do
•
No Hedging — All of our directors and employees, including our NEOs, are prohibited from hedging their economic interest in our stock through short-sales, trading in puts and calls or the use of other derivative instruments.

•
No Pledging — All of our directors and employees, including our NEOs, are prohibited from pledging our stock, including through margin accounts or to secure other loans.

•
No Single-Trigger “Change in Control” Cash Severance Payments — We have employment agreements with NEOs that provide only a limited severance package, and no cash severance payments that are triggered solely upon a “change in control.”

•
No Perquisites — We currently do not provide, and do not intend to provide, any perquisites exceeding $10,000 in the aggregate to our executives.

•
No Income Tax Gross-Ups — We currently do not provide excise tax or income tax gross-ups for personal benefits.

Compensation Philosophy
The compensation elements, amounts and target levels for our NEOs as of December 31, 2020 were determined by the Compensation Committee based on our belief that compensation should:
•
align with shareholders’ interests and drive long-term value creation;

•
support our business strategies and objectives;

•
pay for performance;

•
be market competitive; and

•
encourage short- and long-term retention.

We use a combination of measures and time horizons to foster and reward performance. The following chart summarizes the relevant 2020 performance measures and time frames used to assess our variable pay elements:

In developing both the 2020 annual cash incentive plan and the 2020-2022 long-term performance share plan, the Compensation Committee established diluted EPS and total revenues as performance metrics in both plans. The Compensation Committee established overlapping diluted EPS performance metrics between the plans because it believes that annual diluted EPS metrics are important for establishing short-term goals that align with investor expectations while using average diluted EPS metrics over a three-year period aligns management towards making long-term decisions that help sustain growth beyond any single annual period. Total revenues also are an overlapping metric between the short- and long-term plans to further align management with making both short- and long-term investment decisions that benefit our stockholders through sustained growth in total revenues and the scale of our business.
Role of Board and Management in Compensation Decisions
•
CEO and other NEO pay is set by the Compensation Committee;

•
the CEO, the CHRO and senior members of the legal and accounting departments provide support to the Compensation Committee. The CHRO and the Secretary or Assistant Secretary attend all Compensation Committee meetings, but neither they nor any other employee of the Company are present for executive sessions of the Compensation Committee;

•
the CEO provides performance assessments and compensation recommendations for each of the NEOs, including a self-assessment of his own performance, but is not present during deliberations concerning his compensation, which is done without members of management present;

•
the Compensation Committee meets in executive session, when appropriate, without members of management present;

•
the Compensation Committee regularly updates, and receives feedback from, the full Board regarding matters relating to compensation and our equity plans; and

•
the Compensation Committee chairman meets with the CEO, other members of senior management and the Committee’s compensation consultant, outside of Compensation Committee meetings to discuss executive compensation matters, including compensation plan design and other ways to drive desired financial and operational results.

Role of Compensation Consultant
The Compensation Committee retained Pay Governance in 2020 to provide the Compensation Committee with independent compensation data, analysis and advice. Pay Governance reported directly to the Compensation Committee, and the Compensation Committee had the sole authority to approve the terms of, and terminate, their engagement. For additional information regarding the Compensation Committee’s use of Pay Governance, refer to “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE — Board Committees — Compensation Committee” above.
Setting Executive Compensation
The Compensation Committee evaluates compensation levels for each NEO. In reviewing compensation for 2020, the Compensation Committee reviewed and considered total compensation for each NEO, including reviews of reports that provide the value of: (1) historic and current elements of each NEO’s target compensation and actual compensation received; and (2) equity awards granted to the NEO under our 2020 Equity Incentive Plan. As used in this proxy statement and except where the context requires otherwise, references to the 2020 Equity Incentive Plan includes the 2015 Equity Incentive Plan, which was amended and restated by the 2020 Equity Incentive Plan.
Use of Peer Group
The Compensation Committee strives to set target opportunity compensation levels to be competitive with the market in which we compete for executive talent. We use compensation information from a “Peer Group” of publicly traded companies in specific industries in which we compete for executive talent. Pay Governance summarized the data from the Peer Group to create the market data reviewed by the Compensation Committee.
At the time 2020 compensation was determined, we did not have direct publicly traded peers. Therefore, the Peer Group was selected by the Compensation Committee with advice from Pay Governance, taking into consideration, among other things, industry relevance, business operations, comparability of size in terms of total revenue, market capitalization and number of employees, business competitors and input from management. The Peer Group was not chosen on the basis of executive compensation levels. The peer group used in reviewing 2020 executive pay levels was comprised of the 12 companies below and remained unchanged from the Peer Group used in reviewing 2019 executive pay levels.
American Assets Trust, Inc.	Kennedy Wilson Holdings, Inc.
Arbor Realty Trust, Inc.	Ladder Capital Corp.
Dime Community Bancshares Inc.	Marcus & Millichap, Inc.
Encore Capital Group, Inc.	PennyMac Financial Services, Inc.
HFF, Inc.	Redwood Trust, Inc.
Investors Bancorp Inc.	WSFS Financial Corporation
The following table compares Walker & Dunlop’s size and performance to that of our peer group (excluding HFF, Inc. and Dime Community Bancshares Inc., which were acquired and merged out of existence, respectively).

Walker & Dunlop Percentile
Walker & Dunlop Rank
Total Revenues (2020)
82%
3 of 11
Net Income (2020)
91%
2 of 11
Market Capitalization*
91%
2 of 11
Number of Employees*
64%
5 of 11
1-Year TSR*
91%
2 of 11
3-Year TSR*
82%
3 of 11

**as of 12/31/20*

Source: S&P Global Market Intelligence

In 2020 (and for purposes of reviewing 2021 executive pay levels), the Peer Group was modified to include three additions and two deletions from the prior Peer Group identified by underlining and strikethrough below, respectively. The Compensation Committee added MGIC Investment Corporation, Mr. Cooper Group Inc. and Radian Group Inc. in 2020 because they are similar to us in terms of aspects of their real estate operations, market capitalization and revenues. The Compensation Committee removed Dime Community Bancshares Inc. from the Peer Group because it has significantly smaller revenues and market capitalization than us and its commercial real estate lending operations are significantly smaller than ours, and removed HFF, Inc. from the Peer Group because it was acquired and ceased to be a publicly traded company.
American Assets Trust, Inc.	Ladder Capital Corp.
Arbor Realty Trust, Inc.	Marcus & Millichap, Inc.
~~Dime Community Bancshores Inc.~~	MGIC Investment Corporation
Encore Capital Group, Inc.	Mr. Cooper Group Inc.
~~HFF, Inc.~~	PennyMac Financial Services, Inc.
Kennedy Wilson Holdings, Inc.	Radian Group Inc.
Ladder Capital Corp.	Redwood Trust, Inc.
WSFS Financial Corporation
Consistent with prior practice, comparative market data is not used by the Compensation Committee to “benchmark” the amount of total compensation or any specific element of compensation for the NEOs. Instead, the Compensation Committee aims to provide total pay opportunities to our executives based on consideration of a number of factors, including pay levels for executives in similar positions within our Peer Group, the nature and scope of each executive’s duties, individual performance, and internal pay positioning, taking into account each executive’s pay components and levels relative to other executives.

2020 Elements of Compensation
Our compensation program for our NEOs consists of the following elements, each of which satisfies one or more of our alignment, performance and retention objectives:
Compensation Element	Objectives	Key Features
Base Salary	• Provides a stable annual income at a level consistent with individual contributions.	• Adjustments are considered annually based on individual performance, level of pay relative to the market, internal pay equity and retention issues.
Annual Cash Incentive Award
•
Rewards Company and individual performance.

•
Aligns NEOs’ interests with those of our stockholders by promoting the achievement of targeted annual financial results.

•
Retains NEOs by providing competitive compensation opportunity.

•
50% of the 2020 annual cash incentive award is tied to achieving pre-established financial goals, 25% is determined qualitatively based on the NEO’s individual achievements with respect to COVID-19 related performance goals and 25% is determined qualitatively based on the NEO’s individual achievements with respect to leadership and execution against strategic initiatives, which are designed to support our achievement of our stated Vision 2020 goals.

•
Payouts are based upon a combination of Company financial performance and strategic and individual performance.

Long-Term Annual Equity Awards (Restricted Stock)
•
Aligns NEOs’ interests with long-term stockholder interests by linking a portion of each NEO’s realizable compensation to long-term stock performance.

•
Provides opportunities for wealth creation and ownership, which enables us to retain and motivate our NEOs.

•
Retains NEOs through multi-year vesting of equity grants and by providing market-competitive compensation.

•
Promotes an executive decision-making process that maintains a balanced focus on both immediate measures of success and on the effective growth and development of the business at

• Targets 100% of base salary as an annual equity award. • Restricted stock awards generally vest in ratable increments over a three-year period.

Compensation Element	Objectives	Key Features
least three years into the future.
Long-Term Equity Awards (Performance Share Units)
•
In addition to restricted stock, performance share unit awards further our pay for performance objectives by directly linking long-term compensation earned by the NEOs to outperformance of certain key financial metrics and long-term creation of shareholder value.

•
Under our 2018-2020, 2019-2021 and 2020-2022 performance share plans, the performance share units vest, to the extent they are earned, in the form of shares of common stock if the performance goals (tied to aggregate total revenues, average diluted EPS and return on equity) underlying the award are met over the course of the three-year performance period.

•
For the CEO, targets 200% of grant date base salary as a performance-based equity award (100% of base salary as threshold award and 450% of base salary as maximum award).

•
For the President, targets 150% of grant date base salary as a performance-based equity award (75% of base salary as threshold award and 337.5% of base salary as maximum award).

•
For the other NEOs, targets 100% of grant date base salary as a performance-based equity award (75% of base salary as threshold award and 225% of base salary as maximum award).

Retirement Savings Opportunities and Deferral Programs
•
Allows all eligible employees to save for retirement in a tax efficient manner.

•
Allows for eligible employees to defer portions of their compensation in the form of Company stock units, further aligning interests of NEOs and senior management with stockholders.

•
Under the 401(k) plan, employees are eligible to defer a portion of their pay, and we make a matching contribution.

•
Our 401(k) plan does not discriminate in scope, terms or operation in favor of officers and is available to all eligible employees.

•
Certain key employees, including our NEOs and non-employee members of the Board are able to defer eligible compensation under the Walker & Dunlop, Inc. Deferred Compensation Plan.

•
The Management Deferred Stock Unit Purchase Plan (the “MSPP”) allows eligible

Compensation Element	Objectives	Key Features

employees to elect to purchase stock units settled in our common stock on a deferred basis with up to 100% of their annual cash incentive award and eligible sales commissions. MSPP participants generally receive an automatic grant of deferred stock units or restricted stock units as a matching award equal to 50% of the deferred stock units acquired in the MSPP (subject to a maximum matching amount). The matching award vests fully on March 15 of the third calendar year following the grant date.

Health and Welfare Benefits	• Offers all eligible employees a competitive benefits package, which includes health and welfare benefits, such as medical, dental, disability and life insurance and wellness benefits.	• The plans under which these benefits are offered do not discriminate in scope, terms or operation in favor of officers and are available to all eligible employees.
Perquisites and Other Benefits
•
We currently do not provide, and do not intend to provide, perquisites exceeding $10,000 in the aggregate to our NEOs because we believe that we can provide better incentives for desired performance with compensation in the forms described above.

• N/A
Mix of Total Direct Compensation
The charts below show the relative amounts that we targeted for each element of total direct compensation for 2020, comprised of base salary, target annual cash incentive and target long-term equity awards, which are comprised of the annual equity award and the performance share unit award (based on 2020 target levels), and excluding the cash bonus awarded for 2020. As shown below, total compensation for executives emphasizes variable performance-based pay.

Fixed vs. Variable Pay Opportunity of Total Pay for Our CEO
Fixed vs. Variable Pay Opportunity of Total Pay for Our President
Fixed vs. Variable Pay Opportunity of Total Pay for Our Other NEOs
Figures above exclude the 2020 cash bonus, described in further detail under “— 2020 Executive Officer Compensation — Bonus Award.”

2020 Executive Officer Compensation
Base Salary
Base salaries are set by the Compensation Committee. The Compensation Committee considers several factors to determine whether to increase base salaries beyond the amounts required by the employment agreements. The Compensation Committee consults with the CEO with respect to the recommended base salaries for the other NEOs and takes into consideration market data provided by the Compensation Committee’s compensation consultant, as previously described under “— Setting Executive Compensation — Use of Peer Group Data.” In setting individual base salaries, consideration is given to factors such as: (1) the performance of the Company; (2) the individual performance of each NEO, taking into account the recommendation of the CEO with respect to the performance and contribution of individuals and the individual performance measures under the annual cash incentive plan; (3) the NEO’s scope of responsibility in relation to other NEOs and key members of senior management within the Company and internal pay equity; and (4) any retention concerns.
Based on the foregoing factors, the Compensation Committee did not award salary increases to the NEOs in 2020. Accordingly, base salary for each of our NEOs in 2020 and 2019 was as follows:
	Base Salary ($)
Name	2020	2019	% Change
William M. Walker	900,000	900,000	0
Stephen P. Theobald	500,000	500,000	0
Howard W. Smith, III	625,000	625,000	0
Richard M. Lucas	500,000	500,000	0
Paula A. Pryor(1)	400,000	—	—

(1)
Ms. Pryor was not an Executive Officer for 2019.

Base salary affects other elements of total compensation, including annual cash incentive, annual equity award, long-term equity compensation and retirement benefits. In setting base salaries for the NEOs, the Compensation Committee considers the impact on other elements of total direct compensation.
Annual Cash Incentive Award
In the second quarter 2020, the Compensation Committee established the 2020 annual cash incentive plan. Under this plan, the CEO, President and each other NEO were eligible to receive target cash bonus awards of 150%, 125% and 100% of their respective base salaries based on pre-determined Company and individual performance goals set by the Compensation Committee, as described below. The Company-specific performance goals included total revenues, diluted EPS and adjusted EBITDA, which were weighted at 12.5%, 25% and 12.5%, respectively.
In light of the emerging impacts of the COVID-19 crisis on our business, the Compensation Committee included goals specific to addressing the impacts caused by the COVID-19 crisis, and weighted these goals at 25% of the plan. Specifically, the goals focused on mitigating the impacts of the COVID-19 crisis on our financial performance and operations and protecting and engaging with our key stakeholders, as follows:
Financial/ Operations
•
Strengthen balance sheet and cash position/protect our quarterly dividend

•
Stabilize our debt rating and access to credit, through cash management and liquidity protections, including the navigation of servicing forbearance programs to meet Fannie Mae and FHA requirements

Stakeholders
•
Maximize the efficiency of our remote working environment through:

•
Management of employees with shifting staffing capacity

•
Effectiveness of actions to keep employees safe, informed and connected

•
Executing the reopening/back-to-office/travel process
•
Seeking and implementing client and vendor feedback on opportunities to improve operating efficiencies in the remote working environment

•
Grow the Walker Webcast to reach a wider audience

•
Actively participate in COVID-19 policy-making impacting our business

•
Continue to engage regularly with shareholders and analysts

The remaining individual performance goals included corporate leadership and strategic initiatives, which were weighted at 25%. The strategic initiative goals for each NEO were designed to support achievement of our stated Vision 2020 goals. Specifically, in 2016, we implemented a strategy with the goal of reaching at least $1 billion of annual revenues by the end of 2020 by accomplishing the following milestones: (i) at least $30 billion of annual loan origination volume, (ii) annual multifamily property sales volume of at least $8 billion, (iii) an unpaid principal balance of at least $100 billion in our servicing portfolio and (iv) at least $8 billion of assets under management. To reach these milestones, we focused on the following areas:
•
defending our market position as a leading provider of capital to multifamily borrowers;

•
continuing to expand our capital markets and property sales teams; and

•
developing proprietary sources of capital through our interim lending program, our joint venture with an affiliate of Blackstone Mortgage Trust, Inc. and our investment management platform.

The Compensation Committee chose the Company financial performance goals to focus the NEOs on the key financial metrics considered most important in driving Company results and shareholder value. The COVID-19 related goals were intended to address the unprecedented challenges facing us and our stakeholders, including our employees, as a result of the COVID-19 crisis. The individual leadership and strategic initiative metrics were assigned based on each NEO’s ability to drive performance in their respective areas of managerial responsibility. The NEOs’ achievement of applicable performance criteria at the threshold, target or maximum levels results in bonuses set forth in the following table based on such NEO’s base salary.
	Threshold as a Percentage of Base Salary	Target as a Percentage of Base Salary	Maximum as a Percentage of Base Salary
William M. Walker	75%	150%	375%
Stephen P. Theobald	50%	100%	250%
Howard W. Smith, III	62.5%	125%	312.5%
Richard M. Lucas	50%	100%	250%
Paula A. Pryor	50%	100%	250%
The threshold, target and maximum payout levels are based on the NEO’s position and responsibilities, applicable market data and our overall compensation philosophy, which emphasizes performance-based compensation. Additionally, for the Total Revenues and Diluted EPS metrics, the Compensation Committee set target and maximum performance goals that required significant year-over-year growth from our 2019 results. The adjusted EBITDA target and maximum performance goals were set at levels the Compensation Committee determined to be challenging given the significant COVID-19 related impacts on our property sales and capital markets businesses and short-term interest rates we were experiencing in 2020 prior to setting the goals. Accordingly, the Compensation Committee deemed that the performance levels for all metrics would be sufficiently challenging to merit payout, and, in particular, that the maximum performance levels would require significant stretch performance compared to past years, such that maximum payout would only be achieved for truly outstanding results.
The following tables set forth for each NEO the performance for achievement of each Company, COVID-19 and individual performance goal, the actual performance achieved in 2020 as determined by the Compensation Committee and the corresponding payouts approved by the Compensation Committee.

William M. Walker
Chairman and Chief Executive Officer
	Threshold	Target	Maximum	2020 Performance Results	Actual Payout
Annual Cash Incentive	$675,000	$1,350,000	$3,375,000	N/A	$3,096,087 (total)
Goals:
Total Revenues	$810,851,829	$876,319,415	$941,787,000	$1,083,706,948	$421,875
Diluted EPS	$4.80	$5.53	$6.26	$7.69	$843,750
Adjusted EBITDA	$188,996,766	$224,649,781	$260,302,795	$215,849,032	$142,962
COVID-19	N/A	N/A	N/A	Achieved, as described below	$843,750
Leadership & Strategy	N/A	N/A	N/A	Achieved, as described below	$843,750
COVID-19
Mr. Walker led the NEOs’ execution of the following key achievements in support of the COVID-19-related goals:
•
created and hosted the Walker Webcast series, including 38 separate live one-hour interviews with experts in commercial real estate, finance, public health, politics, technology and hospitality, and drew a total of 240 thousand live and replay views in 2020;

•
in an effort to increase our liquidity, negotiated a $100 million credit facility to fund our principal and interest advance obligations on Fannie Mae and HUD loans that were granted forbearance in response to the COVID-19 crisis;

•
maintained frequent meetings with shareholders and analysts holding 50 meetings with these key stakeholders, culminating in our first live Investor Day webcast held in December 2020; and

•
created a COVID-19 task force comprised of NEOs and other members of senior management that developed and managed protocols for operating in a remote working environment and safely and securely re-opening our offices through the use of required check-in protocols and protective gear usage. As a result of these efforts, we significantly minimized our employees’ exposure to COVID-19, as we had very few employees who contracted the virus, and none of our over 900 employees were hospitalized as a result of the virus. By implementing our remote working business continuity plans, and protecting the health and safety of our employees during the COVID-19 crisis, we were able to maximize our employees’ productivity and ultimately deliver our record 2020 financial results discussed above.

Strategic Leadership
As mentioned above, we earned $1.1 billion in total revenues in 2020, which far exceeded our ultimate strategic Vision 2020 goal of $1 billion in total revenues. Mr. Walker’s key accomplishments supporting this result include:
•
drove record 2020 debt financing volume of $35.0 billion, up 32% from 2019;

•
played a central role in securing the largest loan transaction in our history, a $2.3 billion Fannie Mae loan portfolio;

•
through successful management of our bankers and brokers, grew our servicing portfolio balance to $107.2 billion at December 31, 2020, a 15% increase from 2019;

•
furthered extremely strong relationships with the Agencies who are our largest lending partners, as evidenced by being named, for the second consecutive year, the largest Fannie Mae DUS lender in 2020, the number four Freddie Mac multifamily Optigo® lender in 2020 and the number five multifamily HUD lender based on MAP initial endorsements for HUD’s 2020 fiscal year;

•
drove record 2020 property sales volume of $6.1 billion, a 14% increase over 2019, in spite of the significant market disruption caused by the COVID-19 crisis; and

•
managed significant investments in our bankers, brokers and appraisers, by successfully recruiting 13 bankers, 15 brokers and nine appraisers to bring total production headcount to 218 sales professionals.

Corporate Leadership
The Compensation Committee determined Mr. Walker’s achievement of his corporate leadership goals based on the following key points:
•
developed and presented our Drive to ‘25 five-year corporate strategy to becoming the premier commercial real estate finance company in the U.S.;

•
successfully led the Company’s annual all-employee virtual offsite meeting focused on departmental and overall Company strategy and professional development training sessions; and

•
maintained our valued culture, as evidenced by our recognition as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.

Stephen P. Theobald
Executive Vice President and Chief Financial Officer
	Threshold	Target	Maximum	2020 Performance Results	Actual Payout
Annual Cash Incentive	$250,000	$500,000	$1,250,000	N/A	$1,146,699 (total)
Goals:
Total Revenues	$810,851,829	$876,319,415	$941,787,000	$1,083,706,948	$156,250
Diluted EPS	$4.80	$5.53	$6.26	$7.69	$312,500
Adjusted EBITDA	$188,996,766	$224,649,781	$260,302,795	$215,849,032	$52,949
COVID-19	N/A	N/A	N/A	Achieved, as described above	$312,500
Leadership & Strategy	N/A	N/A	N/A	Achieved, as described below	$312,500
Strategic Leadership
As mentioned above, we earned $1.1 billion in total revenues in 2020, which far exceeded our ultimate strategic Vision 2020 goal of $1 billion in total revenues. Mr. Theobald’s key accomplishments supporting this result include:
•
successfully managed our warehouse funding sources and amounts to facilitate our record $35.0 billion of debt financing volumes;

•
successfully managed our Servicing department as our servicing portfolio totaled $107.2 billion at December 31, 2020, a 15% increase over 2019;

•
successfully managed our Marketing department as we transitioned from an emphasis on in-person marketing support to digital marketing activities that helped drive growth in the year;

•
successfully managed our available cash during the COVID-19 crisis to ensure we maintained adequate liquidity while making strategic investment decisions during the year; and

•
successfully oversaw the acquisition and integration of three entities and the modeling by our Business Development team of investments in 13 new loan origination producers and 15 new property sales brokers.

Corporate Leadership
The Compensation Committee determined Mr. Theobald’s achievement of his corporate leadership goals based on the following key points:
•
successfully inherited the leadership of our Operations Committee, which is comprised of department leaders of our back-office functions;

•
successfully managed the development and implementation of the rebranding and new management of our registered investment adviser, JCR Capital to Walker & Dunlop Investment Partners; and

•
maintained our valued culture, as evidenced by our recognition as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.

Howard W. Smith, III
President
	Threshold	Target	Maximum	2020 Performance Results	Actual Payout
Annual Cash Incentive	$390,625	$781,250	$1,953,125	N/A	$1,791,717 (total)
Goals:
Total Revenues	$810,851,829	$876,319,415	$941,787,000	$1,083,706,948	$244,141
Diluted EPS	$4.80	$5.53	$6.26	$7.69	$488,281
Adjusted EBITDA	$188,996,766	$224,649,781	$260,302,795	$215,849,032	$82,733
COVID-19	N/A	N/A	N/A	Achieved, as described above	$488,281
Leadership & Strategy	N/A	N/A	N/A	Achieved, as described below	$488,281
Strategic Leadership
As mentioned above, we earned $1.1 billion in total revenues in 2020, which far exceeded our ultimate strategic Vision 2020 goal of $1 billion in total revenues. Mr. Smith’s key accomplishments supporting this result include:
•
drove record 2020 debt financing volume of $35.0 billion, up 32% from 2019;

•
played a central role in securing the largest loan transaction in our history, a $2.3 billion Fannie Mae loan portfolio;

•
through successful management of our loan bankers and brokers, grew our servicing portfolio balance to $107.2 billion at December 31, 2020, a 15% increase from 2019;

•
furthered extremely strong relationships with the Agencies who are our largest lending partners, as evidenced by being named, for the second consecutive year, the largest Fannie Mae DUS lender in 2020, the number four Freddie Mac multifamily Optigo® lender in 2020 and the number five multifamily HUD lender based on MAP initial endorsements in 2020;

•
drove record 2020 debt brokerage volume of $11.0 billion, a 6% increase over 2019, and record 2020 property sales volume of $6.1 billion, a 14% increase over 2019, in spite of the significant market disruption caused by the COVID-19 crisis; and

•
managed significant investments in our bankers and brokers, by successfully recruiting 13 bankers and 15 brokers to bring total production headcount to 218 sales professionals.

Corporate Leadership
The Compensation Committee determined Mr. Smith’s achievement of his corporate leadership goals based on the overall recruiting and onboarding of our bankers, brokers and appraisers discussed above and the following key points:
•
successfully managed our Revenue Committee, which is comprised of leaders in our revenue generating departments and is responsible for monitoring transaction pipelines, cross selling opportunities, recruiting, and other revenue-generating initiative; and

•
maintained our valued culture, as evidenced by our recognition as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.

Richard M. Lucas
Executive Vice President, General Counsel, and Secretary
	Threshold	Target	Maximum	2020 Performance Results	Actual Payout
Annual Cash Incentive	$250,000	$500,000	$1,250,000	N/A	$1,146,699 (total)
Goals:
Total Revenues	$810,851,829	$876,319,415	$941,787,000	$1,083,706,948	$156,250
Diluted EPS	$4.80	$5.53	$6.26	$7.69	$312,500
Adjusted EBITDA	$188,996,766	$224,649,781	$260,302,795	$215,849,032	$52,949
COVID-19	N/A	N/A	N/A	Achieved, as described above	$312,500
Leadership & Strategy	N/A	N/A	N/A	Achieved, as described below	$312,500
Strategic Leadership
As mentioned above, we earned $1.1 billion in total revenues in 2020, which far exceeded our ultimate strategic Vision 2020 goal of $1 billion in total revenues. Mr. Lucas’ key accomplishments supporting this result include:
•
successfully negotiated our contractual obligations under our warehouse funding sources to facilitate our record $35.0 billion of debt financing volumes; and

•
supported the recruiting and onboarding of 37 new bankers, broker and appraisers in 2020.

Corporate Leadership
The Compensation Committee determined Mr. Lucas’s achievement of his leadership goals based on the following key points:
•
successfully managed the Company’s facilities function, including the negotiation and execution of our new corporate headquarters lease and the opening of three new offices in 2020;

•
successfully managed litigation and compliance matters in 2020;

•
successfully managed our Risk Committee, which is comprised of department heads in key risk control positions; and

•
maintained our valued culture, as evidenced by our recognition as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.

Paula A. Pryor
Executive Vice President and Chief Human Resources Officer
	Threshold	Target	Maximum	2020 Performance Results	Actual Payout
Annual Cash Incentive	$200,000	$400,000	$1,000,000	N/A	$917,359 (total)
Goals:
Total Revenues	$810,851,829	$876,319,415	$941,787,000	$1,083,706,948	$125,000
Diluted EPS	$4.80	$5.53	$6.26	$7.69	$250,000
Adjusted EBITDA	$188,996,766	$224,649,781	$260,302,795	$215,849,032	$42,359
COVID-19	N/A	N/A	N/A	Achieved, as described above	$250,000
Leadership & Strategy	N/A	N/A	N/A	Achieved, as described below	$250,000
Strategic Leadership
As mentioned above, we earned $1.1 billion in total revenues in 2020, which far exceeded our ultimate strategic Vision 2020 goal of $1 billion in total revenues. Ms. Pryor’s key accomplishments supporting this result include:

•
onboarded 261 new hires during 2020, including 198 new employees remotely;

•
managed the implementation of the conversion to our new human capital management software system and the implementation of a new compensation benchmarking system; and

•
successfully maintained our annual intern program, which was transitioned to a remote arrangement during COVID-19.

Corporate Leadership
The Compensation Committee determined Ms. Pryor’s achievement of her corporate leadership goals based on the following key points:
•
successfully implemented updates to our diversity, equity and inclusion programs, including the hiring of our first Vice President of Diversity, Equity & Inclusion; and

•
maintained our valued culture, as evidenced by our recognition as a Great Place to Work Best Workplace for Small & Medium Workplaces as published in Fortune and as a Top Workplace by the Washington Post.

Bonus Award
The Compensation Committee also awarded one-time cash bonuses to each NEO as set forth below.
Name	Bonus ($)
William M. Walker	903,913
Stephen P. Theobald	1,053,301
Howard W. Smith, III	958,283
Richard M. Lucas	353,301
Paula A. Pryor	582,641
In addition to the financial performance achievements set forth above for 2020, the Compensation Committee considered the following notable performance achievements and each NEO’s contributions to such achievements in determining these cash bonus awards:
•
significantly outperformed our ultimate Vision 2020 aspiration of achieving $1 billion in annual total revenues;

•
earned record net income of $246.2 million, up 42% over the prior year;

•
improved our operating margin to 30% in 2020 from 28% in 2019;

•
improved our return on equity to 23% in 2020 from 18% in 2019;

•
grew total debt financing volume by 32% despite a decline of 27% in the overall commercial real estate financing market as reported by the Mortgage Bankers Association;

•
grew total property sales volume by 14% despite a decline of 28% in the overall multifamily acquisitions market as reported by Real Capital Analytics;

•
achieved 2020 TSR of 46.0%, significantly outpacing our Peer Group average TSR of -3.9%;

•
closed the largest deal in our history, a $2.3 billion Fannie Mae portfolio transaction; and

•
executed on a new digital marketing strategy, which resulted in attracting a significant number of first time clients, as evidenced by the fact that 66% of our refinancings were new loans that we added to our servicing portfolio.

Equity Awards
The equity awards granted to our NEOs in 2020 consisted of (1) an annual equity award of restricted stock, and (2) performance stock units, representing performance-based long-term equity incentive award for the 2020-2022 performance period.

Annual Equity Award
The annual equity award for the NEOs comprised entirely of restricted stock (based on the fair value on the date of the grant). The restricted stock granted to the NEOs in 2020 vest ratably on February 15 in 2021, 2022 and 2023. The Compensation Committee determined to use a three-year vesting period because it believes such duration promotes long-term alignment with stockholders and longer-term decision making that provides an effective balance to the shorter-term incentive measures used in setting annual cash incentive awards.
The Compensation Committee granted our NEOs a total of 35,851 shares of restricted stock. In addition to serving as a retention tool, restricted stock further aligns the interests of the NEOs with our stockholders through the promotion of significant share ownership. Each NEO’s 2020 restricted stock award is detailed below.
Name	Number of Shares of Restricted Stock Granted(1)
William M. Walker	11,422
Stephen P. Theobald	6,345
Howard W. Smith, III	7,932
Richard M. Lucas	6,345
Paula A. Pryor	3,807

(1)
Shares of restricted stock vest in one-third increments on each of February 15, 2021, 2022 and 2023, subject to the NEO’s continued employment with the Company on the applicable vesting date.

2018-2020 Performance Share Plan
In 2018, the Compensation Committee approved performance-based long-term equity incentive awards for the Company’s NEOs and senior management to drive outstanding performance over the next three years. Over the 2018-2020 performance period, the Company achieved average diluted EPS of $6.03, which was below the threshold level of performance, aggregate total revenues of $2.6 billion, which was between the threshold and target goals of $2.6 billion and $2.8 billion, respectively, and return on equity of 20%, which was between the target and maximum goals of 19% and 22%, respectively. Accordingly, the Compensation Committee determined that the following number of shares were earned by each NEO: Mr. Walker: 18,024; Mr. Theobald 5,540; Mr. Smith: 9,386; Mr. Lucas: 5,540; and Ms. Pryor: 2,009.
2019-2021 Performance Share Plan
In 2019, the Compensation Committee approved a performance-based long-term equity incentive award for the Company’s NEOs and senior management. These awards, denoted as performance share units, vest in the form of shares of common stock if certain pre-established performance goals (tied to average diluted EPS, aggregate total revenues and return on equity) underlying the award are met over the course of a 2019 through 2021 performance period.
The performance share units vest based on the achievement of average diluted EPS (50% weighting), aggregate total revenues (25% weighting) and return on equity (25% weighting) over the 2019 through 2021 performance period.
2020-2022 Performance Share Plan
In 2020, the Compensation Committee approved performance-based long-term equity incentive awards for the Company’s NEOs and senior management to drive outstanding performance over the next three years. Consistent with prior years, under these 2020 performance-based long-term equity incentive awards, the NEOs are eligible to receive equity awards if certain pre-established performance goals (tied to average diluted EPS, aggregate total revenues and return on equity) underlying the award are met over the course of the 2020 through 2022 performance period.

The performance share units vest based on the achievement of average diluted EPS (50% weighting), aggregate total revenues (25% weighting) and return on equity (25% weighting) over the 2020 through 2022 performance period as set forth in the table below. In the event that one or more of the metrics falls between two of the levels in the table, the number of performance share units vested will be calculated by linear interpolation.
The Compensation Committee established the award of the performance share units as an “outperformance” award, setting extremely challenging performance targets designed to incentivize our senior management team, including the NEOs, to seek to achieve outstanding Company performance. As a result, the amounts actually earned by the NEOs under the performance share units may be less, in some cases substantially so, than the amounts shown as compensation in the “2020 Summary Compensation Table” below.
In determining the appropriate performance metrics to apply under the 2020-2022 performance share plan, the Compensation Committee considered the appropriateness of the use of diluted EPS and total revenues as performance metrics in both the 2020 annual cash incentive plan and the performance share plan. The Compensation Committee recognizes that the most direct method of returning value to our stockholders, in both the short and long term, is through growth in diluted EPS. Therefore, the Compensation Committee chose the average diluted EPS metric and assigned it a 50% weighting to ensure that the NEOs and senior management remain focused on driving earnings growth over the long-term performance period and not just for a short-term annual period. Additionally, in order to receive an award for achievement of the average diluted EPS performance goals, the Company will have to achieve such goals net of the expense associated with awards under the plan making the plan self-funding if the goal is achieved. The Compensation Committee also chose the aggregate total revenues and return on equity goals set forth in the table below for the 2020-2022 performance period because, if achieved, they would require dramatic growth and diversification of our loan origination and servicing platform and efficient use of capital. The Compensation Committee determined that achievement of each of the target goals was challenging when compared to historical performance of our Peer Group. Achievement of the target average diluted EPS and target aggregate total revenues goals would require 12.5% annual growth from the 2019 diluted EPS of $5.45 and 38% growth from 2017-2019 aggregate total revenues.
For the grant of performance share units in 2020, the Compensation Committee determined that: (i) Mr. Walker’s grant would have a threshold number of performance share units equal to 100% of his base salary, a target number of performance share units equal to 200% of his base salary, and a maximum number of performance share units equal to 450% of his base salary, divided by the fair market value of a share of common stock on the grant date, (ii) Mr. Smith’s grant would have a threshold number of performance share units equal to 75% of his base salary, a target number of performance share units equal to 150% of his base salary, and a maximum number of performance share units equal to 337.5% of his base salary, divided by the fair market value of a share of common stock on the grant date and (iii) each of Messrs. Lucas and Theobald and Ms. Pryor would receive a threshold number of performance share units equal to 75% of each of their respective base salaries, a target number of performance share units equal to 100% of each of their respective base salaries and a maximum number of performance share units equal to 225% of each of their respective base salaries, divided by the fair market value of a share of common stock on the grant date.
Achievement Against Performance Goal	Average Diluted EPS for the Performance Period (50% Weighting)	Required Annual Growth from 2019 Diluted EPS	Aggregate Total Revenues for the Performance Period (25% Weighting)	Required Growth from 2017-2019 Aggregate Total Revenues	Return on Equity (25% Weighting)	Number of Performance Share Units Eligible to be Vested
Threshold	$6.31	7.5%	$2.8 billion	24%	16.0%	Threshold Number of Performance Share Units
Target	$6.93	12.5%	$3.1 billion	38%	19.0%	Target Number of Performance Share Units
Maximum	$7.59	17.5%	$3.4 billion	51%	22.0%	Maximum Number of Performance Share Units

Management Deferred Stock Unit Purchase Plan
The Management Deferred Stock Unit Purchase Plan (the “MSPP”) supports the Company’s existing stock ownership goals for the NEOs and further aligns the interests of plan participants, including the NEOs, with our stockholders by providing a means for deferral of annual cash incentive compensation by eligible employees into deferred stock units that are settled in shares of the Company’s common stock upon payout. In connection with the MSPP, participants who acquire deferred stock units are generally granted a matching deferred stock unit or restricted stock unit award equal to 50% of the deferred stock units acquired in the MSPP, which matching award vests fully on March 15 of the third calendar year following the grant date. The matching awards are reflected in the “2020 Summary Compensation Table” below. See the “2020 Nonqualified Deferred Compensation” table and related narrative below for additional information concerning the MSPP and the related matching component.
Employment Agreements
In 2020, we entered into new employment agreements with each of our NEOs, which, with the exception of Ms. Pryor’s prior employment agreement, were each substantially the same as the NEO’s prior employment agreement but, among other things, clarify that all time-based equity awards will vest in the event of certain involuntary terminations of employment. The compensation packages described above reflect, in part, the employment agreements that we entered into with each of our NEOs. The employment agreements with our NEOs also include severance provisions. See “COMPENSATION OF DIRECTORS AND OFFICERS — Employment and Separation Agreements” and “COMPENSATION OF DIRECTORS AND OFFICERS — Potential Payments upon Termination or a Change in Control” for a description of the specific terms of these agreements.
Walker & Dunlop, Inc. Deferred Compensation Plan
In November 2019, we approved the Walker & Dunlop, Inc. Deferred Compensation Plan (the “NQDCP”) pursuant to which certain key employees, including our NEOs and non-employee members of the Board are able to defer eligible compensation. The NQDCP became effective January 1, 2020. Pursuant to the NQDCP, a select group of highly compensated or management-level employees and non-employee members of the Board are eligible to participate by making an election to defer, as applicable, up to seventy-five percent (75%) of the participant’s annual base salary, as well as one hundred percent (100%) of any discretionary or annual cash bonus award, cash long-term incentive award, commissions or cash compensation for services as a member of the Board. Participants will be 100% vested at all times in their individual deferral accounts maintained under the NQDCP. We may make discretionary contributions to the NQDCP on behalf of any participant; however, we do not currently intend to make such contributions. Any discretionary contributions will be credited to a separate contribution account, and a participant will vest in amounts credited to the participant’s contribution account based upon the schedule or schedules determined by us. Payment of accounts under the NQDCP will occur upon a participant’s separation from service with us and/or pursuant to scheduled in-service distributions. We will require a six-month delay in the payment of benefits under the NQDCP if the participant is a “specified employee” pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time of his or her separation from service with us and its affiliates, and an earlier payment would result in the imposition of an excise tax on the participant if the amounts were received at the time of his or her separation.
Adjustments to Executive Compensation Made in 2021
In the first quarter of 2021, the Compensation Committee approved an increase to Mr. Walker’s annual salary to $1,000,000 and Mr. Smith’s annual salary to $750,000. The Compensation Committee also approved the following new annual equity award and new threshold, target and maximum pay opportunities under the 2021 annual cash incentive plan and 2021-2023 performance share plan for Messrs. Walker, Theobald and Smith.

	2021 Annual Cash Incentive Plan				2021-2023 Performance Share Plan
	Annual Equity Award as a Percentage of Base Salary	Threshold as a Percentage of Base Salary	Target as a Percentage of Base Salary	Maximum as a Percentage of Base Salary	Threshold as a Percentage of Base Salary	Target as a Percentage of Base Salary	Maximum as a Percentage of Base Salary	Outperformance Award as a Percentage of Base Salary
William M. Walker	142%	138%	275%	413%	142%	283%	567%	142%
Stephen P. Theobald	108%	75%	150%	300%	108%	217%	433%	109%
Howard W. Smith, III	108%	75%	150%	300%	108%	217%	433%	109%
Under the 2021 annual cash incentive plan, our NEOs are eligible to receive awards based on pre-determined Company, individual and diversity, equity and inclusion (DE&I) goals set by the Compensation Committee. The Company-specific performance goals include total revenues, diluted EPS and adjusted EBITDA, and each goal is weighted at 25%. The individual performance goals include corporate leadership and strategic initiatives designed to support the achievement of our Drive to ‘25 strategy, and they are collectively weighted at 15%. The DE&I goals are designed to support the ultimate achievement of the DE&I goals included in our Drive to ‘25 strategy, and they are weighted at 10%.
Specifically, the 2021 DE&I goals include:
•
achieving year over year growth in the number of women and minorities in management positions;

•
achieving year over year growth in the number of women and minorities included in our top 20% compensated employees;

•
transitioning to gender and ethnically diverse sales pitch teams by the end of 2021;

•
conducting a third-party audit of our corporate culture and equity and developing an action plan to address the audit findings; and

•
expanding our vendor selection process to promote gender and ethnic diversity.

Consistent with prior years, under our 2021-2023 performance share plan, the NEOs are eligible to receive equity awards if certain pre-established performance goals are met over the course of the 2021 through 2023 performance period. Specifically, the performance shares vest based on the achievement of pre-determined levels of average diluted EPS (50% weighting), aggregate total revenues (25% weighting) and return on equity (25% weighting) over the 2021 through 2023 performance period. Additionally, to provide further alignment with our shareholders, the plan provides for an outperformance payout for Messrs. Walker, Theobald and Smith if: (i) our performance exceeds the maximum level for the average diluted EPS, aggregate total revenues and return on equity goals, and (ii) our TSR during the 2021 performance period falls within the top quartile of the S&P MidCap 400 Financials Index.
In determining the compensation adjustments for Messrs. Walker, Theobald and Smith, the Compensation Committee considered a number of relevant factors including pay levels for executives in similar positions within our Peer Group, the nature and scope of Messrs. Walker’s, Theobald’s and Smith’s duties, individual performance, historical Company performance and internal pay equity.
Compensation Policies
We do not currently have any formal policies regarding long-term versus currently paid compensation but believe that both elements are necessary for achieving our compensation objectives. Currently paid compensation provides financial stability for each of our NEOs and immediate reward for superior Company and individual performance, while long-term compensation rewards achievement of long-term strategic objectives and contributes towards overall shareholder value.
Clawback Policy
If we are required to prepare an accounting restatement, then awards under our 2020 Equity Incentive Plan are subject to mandatory forfeiture if the amount earned or vesting of the award is explicitly based on the achievement of pre-established performance goals that are later determined, as a result of the accounting restatement, not to have been achieved. We also have the right to recover awards made to participants under the 2020 Equity Incentive Plan in case of a financial restatement as a result of their knowing or gross negligence or failure to prevent misconduct or to the extent provided by clawback policies that we may adopt in the future.
Prohibition on Hedging
Our insider trading policy prohibits our directors and all employees, including our NEOs, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Prohibition on Pledging
Our insider trading policy also prohibits our non-employee directors and all employees, including our NEOs, from pledging Company securities to secure margin or other loans. This prohibition means our non-employee directors and employees may not hold our securities in margin accounts.
Stock Ownership Guidelines for NEOs
We have stock ownership guidelines for our Executive Officers that are intended to further align their interests with the interests of our stockholders. Under the guidelines, each NEO must hold an ownership stake in the Company that is significant in comparison to their base salary. The amount required to be retained varies depending on the NEO’s position, as follows:
•
Chief Executive Officer and President: five times base salary; and

•
CFO, General Counsel and CHRO: three times base salary.

Stock ownership for the purpose of these guidelines includes stock currently held by the NEO, restricted stock and stock units, excluding stock units that remain subject to achievement of performance goals. As of December 31, 2020, each NEO was in compliance with the stock ownership guidelines.
Tax Treatment of NEO Compensation
Section 162(m) of the Code generally limits tax deductibility of compensation paid by a public company to its chief executive officer and certain other executive officers in any year to $1 million in the year compensation becomes taxable to the executive. Prior to the 2017 Tax Cuts and Jobs Act, certain compensation was exempt from the deduction limit to the extent it met the requirements to be considered “qualified performance-based compensation,” as previously defined in Section 162(m). The 2017 Tax Cuts and Jobs Act eliminated that exemption.
The Compensation Committee has historically considered Section 162(m) in the design of incentive plans to preserve the corporate tax deductibility of compensation. However, in light of the changes to Section 162(m), the Compensation Committee anticipates that a larger portion of future compensation paid to the NEOs will be subject to a tax deduction disallowance under Section 162(m).
While the Compensation Committee considers the impact of 162(m) and other tax rules when developing, structuring and implementing our executive compensation programs, the Compensation Committee also believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) or any other tax rule.
“Say on Pay” Results
At our 2020 annual meeting, we submitted to stockholders an advisory resolution to approve our executive compensation (a “say on pay” vote). Our stockholders overwhelmingly supported the compensation of our named executive officers with approximately 98.6% of the votes cast in favor (excluding abstentions and broker non-votes). We carefully consider stockholder feedback on all matters, including our executive compensation. In 2020, the Compensation Committee considered the results of the 2020 say on pay vote and determined that no specific changes to our executive compensation program were warranted.
At our 2016 annual meeting, our stockholders approved holding a say on pay vote at each annual meeting, and our Board subsequently determined that annual say on pay votes were appropriate for us. Accordingly, we will hold the say on pay vote at this annual meeting (Proposal 3).
Compensation Policies and Practices as they Relate to Risk Management
Management reports regularly to the Compensation Committee on our executive and employee compensation and benefit programs. The Compensation Committee engaged Pay Governance to perform a compensation risk assessment for the NEOs and our loan originators for 2020 and to advise the Compensation Committee on the findings of the assessment. Our CHRO also reported on the compensation structure and benefit programs and risks associated with such structure and programs for all of our other employees. The Compensation Committee considered the findings of these reports and determined that the NEO and other employee compensation and benefit programs do not pose any material risks to us and therefore are not reasonably likely to have a material adverse effect on us. With respect to the NEO compensation programs, the Compensation Committee found that they continue to be well-balanced between fixed and variable compensation, cash and equity and short- and long-term incentives, take into account both qualitative and quantitative performance factors, reflect an appropriate mix of compensative instruments, are well-aligned with stockholder interests and have elements and are subject to policies that discourage the NEOs from taking unnecessary or excessive risks, including with respect to compensation clawbacks and prohibitions on hedging and pledging. With the assistance of Pay Governance, the Compensation Committee continues to review all of the Company’s executive compensation programs as they relate to risk management.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on such review and discussion, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Respectfully submitted,
The Compensation Committee of the Board of
Directors
Michael D. Malone (Chairman)
Ellen D. Levy
John Rice
Dana L. Schmaltz
The Compensation Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation
The following table sets forth the compensation paid to or earned by our NEOs in their capacities as executive officers of Walker & Dunlop, Inc. during 2020, 2019 and 2018:
2020 Summary Compensation Table
Name	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William M. Walker Chairman and Chief Executive Officer	2020	900,000	903,913	2,049,817	—	3,096,087	4,500	6,954,317
	2019	900,000	—	1,974,898	—	1,976,408	4,500	4,855,806
	2018	900,000	—	1,799,926	—	1,350,000	4,500	4,054,426
Stephen P. Theobald Executive Vice President and Chief Financial Officer	2020	500,000	1,053,301	1,074,881	—	1,146,699	4,500	3,779,381
	2019	500,000	—	874,905	—	800,000	4,500	2,179,405
	2018	500,000	129,734	874,924	—	523,766	4,500	2,032,924
Howard W. Smith, III President	2020	625,000	958,283	1,243,624	—	1,791,717	15,000	4,633,624
	2019	625,000	—	1,210,799	—	1,200,000	4,500	3,040,299
	2018	625,000	—	1,343,573	—	781,250	4,500	2,754,323
Richard M. Lucas Executive Vice President, General Counsel and Secretary	2020	500,000	353,301	1,049,905	—	1,146,699	4,500	3,054,405
	2019	500,000	—	974,894	—	700,000	4,500	2,179,394
	2018	500,000	—	999,883	—	400,000	4,500	1,904,383
Paula A. Pryor Executive Vice President and Chief Human Resources Officer	2020	361,280	589,641	651,434	—	917,359	4,500	2,524,214

(1)
$7,000 in this column for Ms. Pryor represents a cash bonus award paid to Ms. Pryor in 2020 under a Company program in which all full-time employees may participate and earn a cash-based award upon the completion of ten years of continuous service with the Company.

(2)
Amounts shown in these columns represent the grant date fair value calculated in accordance with FASB ASC Topic 718 of shares of restricted common stock. In addition, for Messrs. Walker, Theobald, Smith and Lucas, the Stock Awards column includes restricted stock units (some of which may be deferred stock units) awarded as the matching grant under the Management Deferred Stock Unit Purchase Matching Program. The Stock Awards column also includes the threshold value for the 2018-2020, 2019-2021 and 2020-2022 performance share units. The maximum possible value of the 2018-2020 performance share units was as follows: $4,050,000 for Mr. Walker, $1,125,000 for Mr. Theobald, $2,109,375 for Mr. Smith, and $1,125,000 for Mr. Lucas. The maximum possible value of the 2019-2021 performance share units was as follows: $4,050,000 for Mr. Walker, $1,125,000 for Mr. Theobald, $2,109,375 for Mr. Smith and $1,125,000 for Mr. Lucas. The maximum possible value of the 2020-2022 performance share units was as follows: $4,050,000 for Mr. Walker, $1,125,000 for Mr. Theobald, $2,109,375 for Mr. Smith, $1,125,000 for Mr. Lucas and $900,000 for Ms. Pryor. For a discussion of the assumptions made in the valuation reflected in this column, see notes 2 and 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(3)
Amounts shown in this column represent annual cash incentive awards to each NEO.

(4)
This column includes the Company’s $4,500 matching contribution to the executive’s 401(k) plan for each year presented. For Mr. Smith, this column also includes the value of a non-cash gift for his 40th anniversary with the Company.

2020 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and Option
Name/Award Type(1)	Grant Date	Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)	Threshold (#)(3)	Target (#)(3)	Maximum (#)(3)	Stock (#)(4)	Awards ($)(5)
William M. Walker
Restricted Stock	2/14/2020							11,422	899,939
Restricted Stock Units	2/14/2020							3,172	249,922
Cash Awards	6/27/2020	675,000	1,350,000	3,375,000				—	—
Performance Share Units	7/17/2020				17,906	35,813	80,580	—	899,956
Stephen P. Theobald
Restricted Stock	2/14/2020							6,345	499,923
Restricted Stock Units	2/14/2020							2,538	199,969
Cash Awards	6/27/2020	250,000	500,000	1,250,000				—	—
Performance Share Units	7/17/2020				7,461	9,948	22,383	—	374,990
Howard W. Smith, III
Restricted Stock	2/14/2020							7,932	624,962
Restricted Stock Units	2/14/2020							1,903	149,937
Cash Awards	6/27/2020	390,625	781,250	1,953,125				—	—
Performance Share Units	7/17/2020				9,326	18,653	41,969	—	468,725
Richard M. Lucas
Restricted Stock	2/14/2020							6,345	499,923
Restricted Stock Units	2/14/2020							2,221	174,993
Cash Awards	6/27/2020	250,000	500,000	1,250,000				—	—
Performance Share Units	7/17/2020				7,461	9,948	22,383	—	374,990
Paula A. Pryor
Restricted Stock	2/14/2020							3,807	299,954
Restricted Stock Units	2/14/2020							654	51,529
Cash Awards	6/27/2020	200,000	400,000	1,000,000				—	—
Performance Share Units	7/17/2020				5,968	7,958	17,906	—	299,952

(1)
All plan-based awards were made pursuant to the 2020 Equity Incentive Plan.

(2)
Represents awards that could be earned under our annual cash incentive plan. See “COMPENSATION DISCUSSION AND ANALYSIS — 2020 Executive Officer Compensation — Annual Cash Incentive Award.” NEOs may elect to defer all or a portion of these amounts under our MSPP. Refer to the 2020 Non-Qualified Deferred Compensation table below for information regarding deferral elections made by the NEOs.

(3)
Represents shares that could be earned under awards of performance share units, which vest based on the achievement of average diluted EPS (50% weighting), aggregate total revenues (25% weighting) and return on equity (25% weighting) over the 2020-2022 performance period. See “COMPENSATION DISCUSSION AND ANALYSIS — 2020 Executive Officer Compensation — Equity Awards — 2020-2022 Performance Share Plan.”

(4)
Grants of restricted stock vest in one-third increments on each of February 15, 2021, 2022 and 2023,

subject to the executive’s continued employment with the Company on the applicable vesting date. Grants of restricted stock units and deferred stock units are awarded as matching grants under the Management Deferred Stock Unit Purchase Matching Program and vest on March 15 in the third calendar year following the grant date. The matching grants under the Management Deferred Stock Unit Purchase Matching Program are accompanied by dividend equivalent units, subject to the terms of the applicable deferral election.
(5)
Amounts shown in this column represent the estimated grant date fair value calculated in accordance with FASB ASC Topic 718 of shares of restricted common stock, and performance share units awarded under the 2020 Equity Incentive Plan, as amended, as well as restricted stock units and deferred stock units awarded as matching grants under the Management Deferred Stock Unit Purchase Matching Program. For the performance share units, the amounts shown reflect the threshold value of the performance share units awarded to each NEO. The Compensation Committee established very challenging targets for the 2020-2022 performance cycle. As a result, the value of the shares of common stock that will actually be received by the NEOs may be less or more, in some cases substantially so, than the amounts reported above as compensation. For a discussion of the assumptions made in the valuation reflected in this column, see notes 2 and 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Narrative Disclosures to Summary Compensation and Grants of Plan-Based Awards Tables
The grant date values of the 2020 performance share unit “threshold,” “target” and “maximum” opportunities in the 2020 Grants of Plan Based Awards Table are 100%, 200% and 450%, respectively, of the 2020 base salary for Mr. Walker, 75%, 150%, and 337.5%, respectively, of the 2020 base salary for Mr. Smith and 75%, 100%, and 225%, respectively, of the 2020 base salaries for the other NEOs. The matching grants under the Management Deferred Stock Unit Purchase Matching Program are accompanied by dividend equivalent units, subject to the terms of the applicable deferral election. Holders of restricted stock are entitled to dividends paid in cash at the same time paid to other stockholders of the Company. The applicable dividend rate is equal to the dividend rate payable to other stockholders of the Company.
Employment and Separation Agreements
During 2020, we entered into employment agreements with each of our NEOs that supersede and replace their prior employment agreements. Each employment agreement has an initial three-year term, and automatically extends for a series of additional one-year terms at the end of the expiration of the then-current term, unless either party gives 60 days’ prior notice that the term will not be extended. These employment agreements provide for an initial base salary, a target bonus opportunity, with the actual bonus payment to be determined by the Compensation Committee, and eligibility for grants of equity. For information regarding each NEO’s 2020 base salary and other compensation arrangements with us, see “COMPENSATION DISCUSSION AND ANALYSIS — 2020 Executive Officer Compensation” above. Additionally, each NEO’s employment agreement also contains customary non-competition and non-solicitation covenants that apply during the term and for up to 12 months after the termination of each executive’s employment with us. For information concerning the termination-related terms of the NEOs’ employment agreements, see “— Potential Payments upon Termination or a Change in Control” below.

Outstanding Equity Awards at December 31, 2020
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units that Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Units that Have Not Vested ($)(2)
William M. Walker	2/15/2016	83,218	—	20.40	2/15/2026	—	—	—	—
	2/15/2017	48,064	—	39.82	2/15/2027	—	—	—	—
	2/14/2018	—	—	—	—	5,933(4)	545,955	—	—
	3/5/2018	—	—	—	—	—	—	14,366	1,321,959
	2/15/2019	—	—	—	—	11,010(4)	1,013,140	—	—
	2/15/2019	—	—	—	—	3,362(5)	309,385	—	—
	4/2/2019	—	—	—	—	—	—	68,678	6,319,750
	2/14/2020	—	—	—	—	11,422(4)	1,051,052	—	—
	2/14/2020	—	—	—	—	3,250(5)	299,073	—	—
	7/17/2020	—	—	—	—	—	—	69,388	6,385,084
Stephen P. Theobald	2/15/2014	31,496	—	17.05	2/15/2024	—	—	—	—
	2/15/2015	16,949	—	16.72	2/15/2025	—	—	—	—
	2/15/2016	13,870	—	20.40	2/15/2026	—	—	—	—
	2/15/2017	8,344	—	39.82	2/15/2027	—	—	—	—
	2/14/2018	—	—	—	—	3,296(4)	303,298	—	—
	3/5/2018	—	—	—	—	—	—	4,524	416,298
	2/15/2019	—	—	—	—	6,116(4)	562,794	—	—
	4/2/2019	—	—	—	—	—	—	19,077	1,755,466
	2/14/2020	—	—	—	—	6,345(4)	583,867	—	—
	2/14/2020	—	—	—	—	2,600(5)	239,296	—	—
	7/17/2020	—	—	—	—	—	—	19,275	1,773,686
Howard W. Smith, III	4/1/2013	15,521	—	18.03	4/1/2023	—	—	—	—
	2/15/2014	62,992	—	17.05	2/15/2024	—	—	—	—
	2/15/2015	67,797	—	16.72	2/15/2025	—	—	—	—
	2/15/2016	55,479	—	20.40	2/15/2026	—	—	—	—
	2/15/2017	33,377	—	39.82	2/15/2027	—	—	—	—
	2/14/2018	—	—	—	—	4,120(4)	379,122	—	—
	2/14/2018	—	—	—	—	5,277(5)	485,601	—	—
	3/5/2018	—	—	—	—	—	—	7,480	688,310
	2/15/2019	—	—	—	—	7,646(4)	703,585	—	—
	2/15/2019	—	—	—	—	2,251(5)	207,156	—	—
	4/2/2019	—	—	—	—	—	—	35,770	3,291,555
	2/14/2020	—	—	—	—	7,932(4)	729,903	—	—
	2/14/2020	—	—	—	—	1,950(5)	179,425	—	—
	7/17/2020	—	—	—	—	—	—	36,140	3,325,603
Richard M. Lucas	2/15/2017	2,781	—	39.82	2/15/2027	—	—	—	—
	2/14/2018	—	—	—	—	3,296(4)	303,298	—	—
	2/14/2018	—	—	—	—	2,638(5)	242,751	—	—
	3/5/2018	—	—	—	—	—	—	4,524	416,298
	2/15/2019	—	—	—	—	6,116(4)	562,794	—	—
	2/15/2019	—	—	—	—	1,921(5)	176,805	—	—
	4/2/2019	—	—	—	—	—	—	19,077	1,755,466
	2/14/2020	—	—	—	—	6,345(4)	583,867	—	—
	2/14/2020	—	—	—	—	2,276(5)	209,408	—	—
	7/17/2020	—	—	—	—	—	—	19,275	1,773,686
Paula A. Pryor	2/14/2018	—	—	—	—	1,360(4)	125,147	—	—
	2/14/2018	—	—	—	—	527(5)	48,531	—	—
	3/5/2018	—	—	—	—	—	—	1,785	164,256
	2/15/2019	—	—	—	—	2,523(4)	232,166	—	—
	2/15/2020	—	—	—	—	991(5)	91,149	—	—
	4/2/2019	—	—	—	—	—	—	6,092	560,586
	2/14/2020	—	—	—	—	3,807(4)	350,320	—	—
	2/14/2020	—	—	—	—	670(5)	61,663	—	—
	7/17/2020	—	—	—	—	—	—	15,419	1,418,856

(1)
These options were granted pursuant to our 2010 Equity Incentive Plan, as amended and our 2015 Equity Incentive Plan and vest ratably on each anniversary of the date of grant over a three-year period, conditioned upon the executive’s continued employment with the Company on the applicable vesting date. We have not granted options since 2017 and currently have no plans to do so.

(2)
Based on the closing stock price of our common stock on December 31, 2020 of $92.02 per share.

(3)
Represents performance share units under our 2018-2020 performance share plan, our 2019-2021 performance share plan and our 2020-22 performance share plan. The number of units reported for the 2018-2020 performance share plan is based on the actual level of performance achieved and awarded in February 2021. The number of performance share units reported for the 2019-2021 performance share plan is based on maximum level of performance for the return on equity and EPS goals and target level of performance for the revenue goal, which is reflective of performance during 2020. The number of performance share units reported for the 2020-2022 performance share plan is based on maximum level of performance for the EPS and revenue goals and target level of performance for the return on equity goal, which is reflective of performance during 2020.

(4)
Represents restricted stock granted pursuant to our 2020 Equity Incentive Plan, which vest ratably on the anniversary of the date of grant over a three-year period, conditioned upon the executive’s continued employment with the Company on the applicable vesting date.

(5)
Represents restricted stock units (some of which may be deferred stock units) and their associated dividend equivalent units, granted under the Management Deferred Stock Unit Purchase Matching Program, which vest on March 15 in the third calendar year following the grant date.

2020 Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William M. Walker	294,062	10,985,547	81,556	6,425,797
Stephen P. Theobald	28,548	1,465,892	32,595	2,530,055
Howard W. Smith, III	137,000	6,518,045	50,475	3,841,736
Richard M. Lucas	—	—	32,172	2,467,237
Paula A. Pryor	—	—	10,538	814,088
2020 Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
William M. Walker	999,994	—	277,935	18,386	2,174,905
Stephen P. Theobald	199,917	—	736,598	27,762	2,671,574
Howard W. Smith, III	2,749,973	—	401,258	31,996	4,562,215
Richard M. Lucas	374,945	—	257,143	20,617	1,576,266
Paula A. Pryor	749,990	—	222,626	10,915	1,571,302

(1)
These contributions were made by deferring a portion of the 2020 annual cash incentive award under our MSPP and represent the value of purchased deferred stock units based on the closing share price of our common stock on the purchase date. For Messrs. Walker and Smith the reported amounts also include compensation deferred under the Company’s NQDCP. All of the amounts shown in this column were included as compensation in the “2020 Summary Compensation Table” for 2020.

(2)
Earnings (loss) represent a change in the value of our common stock underlying an NEO’s deferred stock units and their associated dividends and dividend equivalent units. None of the amounts in this column have been included in the “2020 Summary Compensation Table” because the earnings are not preferential or above-market.
(3)
Distributions represent the value of cash dividends paid on deferred stock units during 2020.

(4)
Total aggregate balance calculated as the sum of the number of deferred stock units held as of December 31, 2020, multiplied by $92.02, the closing stock price of our common stock on December 31, 2020, plus the amount of executive contributions for 2020. The following amounts included in this column have been reported in the “2020 Summary Compensation Table” for 2020 or (other than for Ms. Pryor) a prior fiscal year: Mr. Walker — $1,849,905, Mr. Theobald — $1,199,804, Mr. Smith — $3,870,192, Mr. Lucas — $1,174,876 and Ms. Pryor — $1,107,336.

Management Deferred Stock Unit Purchase Plan (MSPP)
Under the MSPP, eligible employees may voluntarily elect to purchase shares of the Company’s common stock with up to 100% of their annual cash incentive award on a specified date each calendar year. On the date that the annual cash incentive award is paid (the “Award Date”), the portion of the bonus that is deferred is used to purchase deferred stock units at the fair market value of the Company’s common stock on such date. These deferred stock units granted under the MSPP are fully vested and non-forfeitable on the date of purchase. With respect to each deferred stock unit granted under the MSPP, the Company issues to the participant one share of the Company’s common stock on the date elected by the participant, which is either (i) January 31 of the year immediately following the participant’s separation from the Company (the “Termination Date Election”); (ii) the first to occur of (A) March 15 of the third calendar year after the Award Date and (B) January 31 of the year immediately following the participant’s separation from the Company (the “Vesting Date Election”); or (iii) the first to occur of (A) January 31 of the fifth or tenth, as elected by the participant, calendar year after the Award Date and (B) January 31 of the year immediately following the participant’s separation from the Company (the “Deferred Distribution Date Election”). In connection with the MSPP, participants who acquire deferred stock units are generally granted a matching deferred stock unit or restricted stock unit award equal to 50% of the deferred stock units acquired in the MSPP, which matching award vests fully on March 15 of the third calendar year following the grant date.
In the event of a change in control of the Company, if the deferred stock units purchased under the MSPP and the deferred stock units and restricted stock units granted under the matching component of the MSPP are not assumed or continued, shares of the Company’s common stock underlying the deferred stock units purchased under the MSPP and the deferred stock units and restricted stock units granted under the matching component of the MSPP are delivered immediately prior to the change in control. In the event of a change in control of the Company, the deferred stock units and restricted stock units granted under the matching component of the MSPP become 100% vested (i) if such units are not assumed or (ii) if such units are assumed and the participant is terminated without cause or for good reason (as such terms are defined in the Management Deferred Stock Unit Purchase Matching Program) within 24 months following the change in control of the Company.
Potential Payments upon Termination or a Change in Control
Regardless of the reason for any termination of employment, each NEO is entitled to receive the following benefits upon termination: (a) payment of any unpaid portion of such executive’s base salary through the effective date of termination, (b) reimbursement for any outstanding reasonable business expenses, (c) continued insurance benefits to the extent required by law, (d) payment of any vested but unpaid rights as may be required independent of the employment agreement and (e) except in the case of termination by the company for cause, any earned but unpaid annual bonus for the calendar year prior to the calendar year of termination based on actual performance achieved (together, the “Accrued Benefits”).
In addition to the Accrued Benefits, each NEO is entitled to receive a severance payment if we terminate his or her employment without cause or the executive resigns for good reason. The severance payment is equal to (i) continued payment by the company of the executive’s base salary, as in effect as of the executive’s last day of employment, for a period of 12 months, (ii) continued payment for life and health insurance coverage for 12 months, to the same extent the company paid for such coverage immediately prior to termination, (iii) two times the average annual bonus earned by the executive over the preceding two years (or if the executive has not been employed for two years, payments equal to two times the target bonus for the year of termination), (iv) payment of a pro-rated bonus for the year of termination (calculated based on actual performance) and (v) immediate vesting as of the last day of employment in any unvested portion of any time-based equity awards previously issued to the executive (with any awards that vest based in whole or in part on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement). If the continued payment of health insurance coverage would result in violations of certain tax or other statutes or regulations, then we will instead pay the NEO a fully taxable cash payment each month equal to the insurance premiums plus an additional amount necessary to cover any additional taxes owed by the NEO (such additional amount, the “Indemnity Amount”). The foregoing benefits are conditioned upon the executive’s execution of a general release of claims and compliance with the terms of the employment agreement. In addition, pursuant to the terms of each NEO’s performance share unit award agreements, upon such termination of employment, the NEO vests in a pro rata portion of his or her performance share units (based on the number of days in the performance period prior to termination) to the extent the applicable performance goals are otherwise satisfied.
If the NEO’s employment terminates due to death or disability, in addition to the Accrued Benefits, the executive or his or her estate, as applicable, is entitled to receive (i) immediate vesting as of the last day of employment in any unvested portion of any time-based equity awards previously issued to the executive (with any awards that vest based in whole or in part on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement) and (ii) payment of a pro-rated bonus for the year of termination (calculated based on actual performance). In addition, pursuant to the terms of each NEO’s performance share unit award agreements, upon such termination of employment, the NEO vests in his or her target number of performance share units, and pursuant to the terms of the matching component under the MSPP, the deferred stock units and restricted stock units granted thereunder become 100% vested.
If the NEO’s employment terminates due to retirement, in addition to the Accrued Benefits, the executive is entitled to receive (i) immediate vesting as of the last day of employment in any time-based equity awards previously issued to the executive previously issued to the executive (with any awards that vest based in whole or in part on the attainment of performance-vesting conditions being governed by the terms of the applicable award agreement) and (ii) payment of a pro-rated bonus for the year of termination (calculated based on actual performance). The NEO does not vest in any performance share units upon such a termination of employment.
While none of the employment agreements includes severance provisions that are tied to changes in control, pursuant to the 2020 Equity Incentive Plan and the award agreements governing the NEO’s outstanding equity awards, upon a change in control of the Company, (i) the NEO’s outstanding, unvested options and restricted stock become fully vested (A) if the equity awards are not assumed or (B) if the equity awards are assumed and the NEO’s employment is terminated without cause or for good reason within 12 months following the change in control, and (ii) the NEO will vest in a number of performance share units equal to the greater of (A) a pro rata portion of his or her performance share units to the extent the applicable performance goals are otherwise satisfied and (B) his or her target number of performance share units. In addition, the deferred stock units and restricted stock units granted under the matching component of the MSPP become 100% vested (i) if such units are not assumed or (ii) if such units are assumed and the participant is terminated without cause or resigns for good reason (as such terms are defined in the matching component of the MSPP) within 24 months following the change in control of the Company.
Neither the employment agreements nor the equity award agreements provide for any excise or other tax gross-up other than the potential for payment of the Indemnity Amount discussed above.
The table below summarizes the potential cash payments and estimated equivalent cash value of benefits that will be generally owed to our NEOs under the terms of their employment agreements and equity award agreements described above in connection with the occurrence of the following various scenarios as of December 31, 2020. Amounts shown do not include the Accrued Benefits.

Executive Officer	Benefit	Non-renewal by Company ($)(1)	Without Cause/ For Good Reason ($)(2)	Death ($)	Disability ($)(3)	Retirement ($)(4)
William M. Walker	Cash	8,226,408(5)	8,226,408(5)	N/A	N/A	N/A
	Continued Life and Health	22,461(6)	22,461(6)	N/A	N/A	N/A
	Equity Acceleration	2,610,147(7)(8)	10,273,634(7)(8)	13,107,258(7)(9)	13,107,258(7)(9)	N/A
	Total	10,859,017	18,522,504	13,107,258	13,107,258	N/A
Stephen P. Theobald	Cash	4,150,000(5)	4,150,000(5)	N/A	N/A	N/A
	Continued Life and Health	22,461(6)	22,461(6)	N/A	N/A	N/A
	Equity Acceleration	1,449,959(7)(8)	3,627,796(7)(8)	5,133,655(7)(9)	5,133,655(7)(9)	N/A
	Total	5,622,421	7,800,258	5,133,655	5,133,655	N/A
Howard W. Smith, III	Cash	5,022,967(5)	5,022,967(5)	N/A	N/A	N/A
	Continued Life and Health	22,461(6)	22,461(6)	N/A	N/A	N/A
	Equity Acceleration	1,812,610(7)(8)	5,803,824(7)(8)	7,835,059(7)(9)	7,835,059(7)(9)	N/A
	Total	6,858,038	10,849,252	7,835,059	7,835,059	N/A
Richard M. Lucas	Cash	3,100,000(5)	3,100,000(5)	N/A	N/A	N/A
	Continued Life and Health	22,461(6)	22,461(6)	N/A	N/A	N/A
	Equity Acceleration	1,449,959(7)(8)	3,627,796(7)(8)	4,825,720(7)(9)	4,825,720(7)(9)	N/A
	Total	4,572,421	6,750,258	4,825,720	4,825,720	N/A
Paula A. Pryor	Cash	2,317,543(5)	2,317,543(5)	N/A	N/A	N/A
	Continued Life and Health	22,461(6)	22,461(6)	N/A	N/A	N/A
	Equity Acceleration	707,634(7)(8)	1,718,566(7)(8)	2,548,346(7)(9)	2,548,346(7)(9)	N/A
	Total	3,047,638	4,058,570	2,548,346	2,548,346	N/A

(1)
This column describes the payments and benefits that become payable if the Company elects not to renew the employment agreement.

(2)
The term “cause” means any of the following, subject to any applicable cure provisions: (i) the conviction of the executive of, or the entry of a plea of guilty or nolo contendere by the executive to, any felony; (ii) fraud, misappropriation or embezzlement by the executive; (iii) the executive’s willful failure or gross negligence in the performance of his or her assigned duties for the Company; (iv) the executive’s breach of any of his or her fiduciary duties to the Company; (v) a material violation of a material Company policy; or (vi) the material breach by the executive of any material term of the employment agreement.

The term “good reason” means any of the following, subject to any applicable cure provisions, without the executive’s consent: (i) the assignment to the executive of substantial duties or responsibilities inconsistent with the executive’s position at the Company, or any other action by the Company which results in a substantial diminution of the executive’s duties or responsibilities; (ii) a requirement that the executive work principally from a location that is 20 miles further from the executive’s residence than the Company’s address on the effective date of the executive’s employment agreement; (iii) a 10% or greater reduction in the executive’s aggregate base salary, target bonus , excluding any reductions caused by the failure to achieve performance targets, or annual grant date fair value of time-based equity awards; or (iv) any material breach by the Company of the employment agreement.
(3)
The term “disability” means such physical or mental impairment as would render the executive unable to perform each of the essential duties of the executive’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

(4)
The term “retirement” means the executive’s resignation on or after age 65.

(5)
Represents the sum of the following: (i) the executive’s 2020 base salary at December 31, 2020, to be paid for a period of 12 months in approximately equal installments on the Company’s regularly scheduled payroll dates, subject to payroll deductions and withholdings, (ii) two times the average annual bonus earned by the executive for 2019 and 2020, and (iii) the executive’s earned 2020 bonus (based on actual performance).
(6)
Represents the value of life and health benefits paid by the Company for 12 months.

(7)
Includes the value of accelerated vesting of restricted stock granted to the executives. The acceleration value of the restricted stock was calculated using the closing price of $92.02 per share on December 31, 2020.

The value of accelerated vesting of performance share units is included in the columns for termination without cause or for good reason, due to death and due to disability. The acceleration value of the performance share units is calculated using the closing price of $92.02 per share on December 31, 2020 and the applicable number of performance share units under our 2018-2020 performance, 2019-2021 performance and 2020-2022 performance share plans that are eligible to vest upon such a termination pursuant to the terms of the applicable award agreement. For termination without cause or for good reason, the number of performance units reported for the 2018-2020 performance share plan is based on the actual level of performance. The number of performance share units reported for the 2019-2021 performance share plan is based on the maximum level of performance for the return on equity and EPS goals and the target level of performance for the revenue goal, which is reflective of performance during 2020, prorated for the portion of the performance period completed as of December 31, 2020. The number of performance share units reported for the 2020-2022 performance share plan is based on the maximum level of performance for the revenue and EPS goals and the target level of performance for the return on equity goal, which is reflective of performance during 2020, prorated for the portion of the performance period completed as of December 31, 2020. For termination due to death and disability, the number of performance share units for each of the 2018-2020, 2019-2021 and 2020-2022 performance plans is the number that would be achieved under the target level of performance.
(8)
Does not include the value of accelerated vesting of deferred stock units and restricted stock units granted under the matching component of the MSPP upon a termination of employment without cause or for good reason occurring within 24 months of a change in control. For additional information, see the table below.

(9)
Includes the value of accelerated vesting of deferred stock units and restricted stock units granted under the matching component of the MSPP, calculated using the closing price of $92.02 per share on December 31, 2020.

In addition to the applicable amounts disclosed in the table above, the table below sets forth the estimated value as of December 31, 2020 of accelerated vesting that will be generally owed to our NEOs under the terms of the matching component of the MSPP described above if the NEO’s employment is terminated without cause or the NEO resigns for good reason within 24 months of a change in control of the Company or if awards under the matching component of the MSPP are not assumed in the change in control transaction.
Executive Officer	Benefit	Without Cause/For Good Reason Within 24 Months of a Change in Control ($)(1)
William M. Walker	Equity Acceleration	608,458
Stephen P. Theobald	Equity Acceleration	936,899
Howard W. Smith, III	Equity Acceleration	872,181
Richard M. Lucas	Equity Acceleration	628,964
Paula A. Pryor	Equity Acceleration	353,024

(1)
Represents the value of accelerated vesting of deferred stock units and restricted stock units granted under the matching component of the MSPP upon a termination of employment without cause or for good reason occurring within 24 months of a change in control. The acceleration value is calculated using the closing price of $92.02 per share on December 31, 2020.

Amounts that could be payable under the NQDCP upon a triggering event described in this section are disclosed above in the “2020 Nonqualified Deferred Compensation” table and related narrative.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Walker, our CEO. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
We identified the median employee by examining taxable earnings, excluding our CEO, for those who were employed by us on December 31, 2020. We included all employees, whether employed on a full-time or part-time basis, and did not make any estimates, assumptions or adjustments to any annual base salaries.
After identifying the median employee based on taxable earnings, we calculated annual total compensation for 2020 for such employee using the same methodology we used for our NEOs as set forth in the 2020 Summary Compensation Table earlier in this section.
For 2020, the annual total compensation of the median employee was $154,594. For 2020, the annual total compensation of our CEO was $6,954,317. The resulting pay ratio of the annual total compensation of our CEO to the annual total compensation of the median employee for 2020 was 45:1.
Director Compensation
The following table sets forth 2020 compensation for each non-employee director who was a member of our Board in 2020. Messrs. Walker and Smith also serve as members of our Board but do not receive any additional compensation for providing these services. Refer to our “2020 Summary Compensation Table” for information regarding 2020 compensation for Messrs. Walker and Smith.
2020 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Alan J. Bowers	150,000(2)	99,969	249,969
Michael D. Malone	135,000	99,969	234,969
John Rice	125,000	99,969	224,969
Dana L. Schmaltz	115,000(2)	99,969	214,969
Michael J. Warren	110,000(2)	99,969	209,969
Ellen D. Levy	115,000	99,969	214,969

(1)
Amounts shown in this column represent the grant date fair value in accordance with FASB ASC Topic 718 of restricted common stock and restricted stock units multiplied by the number of shares or restricted stock units, respectively, granted to each Board member. As of December 31, 2020, each director held 2,770 shares of unvested restricted stock or unvested restricted stock units.

(2)
Amount includes the value of restricted stock units received in lieu of directors’ fees for service in 2020 and fees received in cash.

2020 compensation for our non-employee directors consisted of the following:
•
an annual base cash retainer of $100,000; and

•
an annual award of $100,000 of shares of restricted stock (rounded down to the nearest whole share) under our 2020 Equity Incentive Plan granted on the date of the 2020 annual meeting of stockholders, which vests on the one-year anniversary of the date of grant, subject to the director’s continued service on our Board.

In addition, our compensation program for non-employee directors provided for the following additional annual cash retainers:
•
Audit Committee: Chairman — $25,000; Member — $10,000;

•
Compensation Committee: Chairman — $25,000; Member — $10,000;

•
Nominating and Corporate Governance Committee: Chairman — $15,000; Member — $5,000; and

•
the Lead Director receives an additional annual cash retainer of $20,000.

Under the Deferred Compensation Plan for Non-Employee Directors (“Director Deferred Compensation Plan”), non-employee directors may voluntarily elect to purchase shares of the Company’s common stock with up to 100% of their annual director compensation. On the date that the compensation would otherwise be paid, the portion of the compensation that is deferred will be used to purchase deferred stock units at the fair market value of the Company’s common stock on such date. These deferred stock units granted under the Director Deferred Compensation Plan are fully vested and non-forfeitable on the date of purchase with respect to deferred stock units received in respect of cash compensation, and the deferred stock units granted in respect of restricted stock are subject to the same vesting or other forfeiture restrictions that would have otherwise applied to such restricted stock. With respect to each deferred stock unit granted under the Director Deferred Compensation Plan, the Company will issue to the participant one share of the Company’s common stock on the date elected by the participant, which will be the first to occur of (i) within 90 days following the participant’s separation from the Company, (ii) immediately prior to, on or within 30 days following a change in control, (iii) within 90 days following the participant’s disability, (iv) within 90 days following the participant’s death or (v) if the participant has elected to receive payment while still a member of our Board, the date that is three, five or ten years following the last day of the applicable plan year in which an amount was deferred.
Stock Ownership Guidelines for Our Non-Employee Directors
Our Board has adopted stock ownership guidelines for our non-employee directors. Under those guidelines, our non-employee directors, are required to own stock equal to five times the annual base cash retainer. Stock ownership for the purpose of these guidelines includes stock, restricted stock and stock units, but does not include shares underlying vested or unvested stock options. Non-employee directors are required to achieve the ownership threshold by the five-year anniversary of the director joining our Board.
Equity Compensation Plan Information
The table below sets forth information as of the end of our 2020 fiscal year for (i) all equity compensation plans approved by our stockholders and (ii) all equity compensation plans not approved by our stockholders. See note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for a description of our 2020 Equity Incentive Plan. See “— Management Deferred Stock Unit Purchase Plan” above for a description of our MSPP.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(3)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)(4)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)(#)
Equity compensation plans approved by security holders(1)	1,291,474	22.51	2,188,353
Equity compensation plans not approved by security holders(2)	161,984	—	449,701
Total	1,453,458	N/A	2,638,054

(1)
The 2020 Equity Incentive Plan was approved by our stockholders on May 14, 2020, and amended and restated our 2015 Equity Incentive Plan.

(2)
Represents shares registered on a Registration Statement on Form S-8 on May 10, 2013 and November 24, 2020 to be used for purchases under the MSPP.

(3)
Represents the purchased and matching deferred and restricted stock units under the MSPP, dividend equivalent units associated with the matching deferred and restricted stock units under the MSPP, outstanding performance share units under our 2020 Equity Incentive Plan, and shares to be issued upon exercise of options. Amounts representing performance share units assume maximum performance and amounts.

(4)
Restricted and deferred stock units under the MSPP and performance share units under the 2020 Equity Incentive Plan have no exercise price and were not factored into the calculation of the weighted average exercise price. This column represents the weighted average exercise price of 461,340 options outstanding under the 2020 Equity Incentive Plan.

Compensation Committee Interlocks and Insider Participation
During 2020, the following individuals served on our Compensation Committee for all or part of the year: Ellen D. Levy, Michael D. Malone, John Rice and Dana Schmaltz. None of these individuals is or was an officer or employee, or former officer or employee, of ours. None of these individuals has or had relationships with us requiring disclosure under Item 404 of Regulation S-K. No interlocking relationship exists or existed between members of the Compensation Committee or the Board, and the board of directors or compensation or similar committees of any other company.

Proposal 3:   Advisory Resolution to Approve Executive Compensation
We are presenting this proposal, commonly known as a “say on pay” proposal pursuant to Section 14A of the Exchange Act, to provide stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as described in this proxy statement.
We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our stockholders. As described under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and stockholders by tying compensation to the achievement of key financial and operating objectives that we believe enhance stockholder value over the long term and by encouraging executive share ownership so that a portion of each executive’s compensation is tied directly to stockholder value.
For these reasons, we are asking our stockholders to vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve the compensation of the NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in this proxy statement.”
While the vote on this resolution is advisory in nature and therefore will not bind us to take any particular action, our Compensation Committee and Board intend to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding the compensation of our NEOs. Unless the Board modifies its policy on the frequency of future “say on pay” advisory votes, the “say on pay” advisory vote occurs every year and, accordingly, the next “say on pay” advisory vote will be held at the 2022 annual meeting of stockholders.
Vote Required
The affirmative vote of a majority of the votes cast at the annual meeting with respect to the matter is required to approve, on a non-binding advisory basis, the compensation of the NEOs. Abstentions and broker non-votes will not count as votes cast with respect to the proposal and will have no effect on the result of the vote.
Our Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 5, 2021, certain information regarding the beneficial ownership of our common stock by:
•
each person known to us to be the beneficial owner of more than 5% of our common stock;

•
each NEO;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes for each executive officer and director options that are currently exercisable or exercisable within 60 days of March 5, 2021. Each director, officer or 5% or more stockholder, as the case may be, furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. We have based our calculations of the percentage of beneficial ownership of 30,940,267 shares of common stock outstanding as of March 5, 2021.
Unless otherwise noted below, the address of the persons and entities listed on the table is c/o Walker & Dunlop, Inc., 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814.
Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
5% Stockholders:
BlackRock, Inc.(1)	4,519,618	14.45%
The Vanguard Group(2)	3,593,317	11.48%
Janus Henderson Group plc(3)	1,610,598	5.15%
Directors and Named Executive Officers:
William M. Walker(4)	1,646,319	5.31%
Howard W. Smith, III(5)	651,061	2.09%
Stephen P. Theobald(6)	144,663	*
Richard M. Lucas(7)	121,779	*
Paula A. Pryor(8)	7,787	*
Dana L. Schmaltz(9)	64,403	*
Alan J. Bowers(9)	41,945	*
John Rice(10)	27,264	*
Michael D. Malone	31,519	*
Michael J. Warren	519	*
Ellen D. Levy	—	*
Donna C. Wells	—	*
Executive Officers and Directors as a group (12 persons)	2,737,259	8.75%

*
Less than 1%.

(1)
This amount includes 4,448,586 shares and 4,519,618 shares in which the holder exercises sole voting power and sole dispositive power, respectively. The information provided is based solely on information obtained from a Schedule 13G/A filed with the SEC on January 26, 2021 by BlackRock, Inc. The information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in such Schedule 13G/A. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(2)
This amount includes 32,808 shares, 3,534,737 shares and 58,580 shares in which the holder exercises shared voting power, sole dispositive power and shared dispositive power, respectively. The information provided is based solely on information obtained from a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group. The information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in such Schedule 13G/A. The address of the principal business office of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
This amount includes 1,610,598 shares and 1,610,598 shares in which the holder exercises shared voting power and shared dispositive power, respectively. The information provided is based solely on information obtained from a Schedule 13G filed with the SEC on February 12, 2021 by Janus Henderson Group plc. The information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in such Schedule 13G. The address of the principal business office of Janus Henderson Group plc is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(4)
Includes 27,235 shares of restricted stock, which represent the unvested portions of restricted stock grants. All restricted stock grants were made to vest ratably on February 15 of each of the three successive years following the applicable grant date. Includes 3,955 shares of common stock held as custodian for each of his three sons, for an aggregate of 11,865 shares of common stock. The reported number also includes 83,218 shares underlying currently exercisable stock options.

(5)
Includes 17,208 shares of restricted stock, which represent the unvested portions of restricted stock grants. All restricted stock grants were made to vest ratably on February 15 of each of the three successive years following the applicable grant date. Includes 312,321 shares of common stock held by HIII 2011 Trust, 4,764 shares of common stock held as custodian for one daughter, 4,764 shares of common stock held by ADS 2015 Trust, 4,560 shares of common stock held by HWS IV 2012 Trust, 4,764 shares of common stock held by MHS 2010 Trust and 4,422 shares of common stock held by MMAS 2008 Trust. The reported number also includes 190,166 shares underlying currently exercisable stock options.

(6)
Includes 12,685 shares of restricted stock, which represent the unvested portions of restricted stock grants. All restricted stock grants were made to vest ratably on February 15 of each of the three successive years following the applicable grant date. The reported number also includes 70,659 shares underlying currently exercisable stock options.

(7)
Includes 12,270 shares of restricted stock, which represent the unvested portions of restricted stock grants. All restricted stock grants were made to vest ratably on February 15 of each of the three successive years following the applicable grant date. The reported number also includes 2,781 shares underlying currently exercisable stock options.

(8)
Includes 7,785 shares of restricted stock, which represent the unvested portions of restricted stock grants. All restricted stock grants were made to vest ratably on February 15 of each of the three successive years following the applicable grant date. The reported number also includes 0 shares underlying currently exercisable non-qualified stock options.

(9)
Includes 2,770 shares of restricted stock, which represent the unvested portions of restricted stock grants.

(10)
Includes 2,770 shares of restricted stock, which represent the unvested portions of restricted stock grants. Also includes 55 shares of common stock held by the Rice Family Trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policies
Our Board has adopted a written policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is (or are to be) a participant, the amount involved exceeds $100,000 and a “related person” (as defined under SEC rules) has a direct or indirect material interest; provided, however, that approval is not required for competitive bidding and similar transactions that are not deemed to be related party transactions under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Under the policy, a related person would need to promptly disclose to our compliance officer any related person transaction and all material facts about the transaction. Our compliance officer would then assess and promptly communicate that information to the Audit Committee of our Board. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will either approve or reject the transaction or refer the transaction to the full Board or other appropriate Board committee, in its discretion. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to the Audit Committee, which will evaluate all options available, including ratification, revision or termination of such transaction, and will either approve or reject the transaction or refer the transaction to the full Board or other appropriate Board committee, in its discretion. Our policy provides that any director who may be interested in a related person transaction should recuse himself or herself from any consideration of such related person transaction.
2010 Registration Rights Agreement
In December 2010, in connection with our initial public offering, we completed formation transactions through which Walker & Dunlop, LLC became our wholly owned subsidiary. In connection with such formation transactions, we entered into a registration rights agreement with regard to shares of our common stock issued to former direct and indirect equity holders of Walker & Dunlop, LLC, which we refer to collectively as the 2010 registrable shares. Among the parties to such registration rights agreement, which we refer to as the 2010 registration rights agreement, were several of our then shareholders, including two of our current NEOs, Messrs. Walker and Smith, together with their permitted assignees and transferees, who we refer to collectively as holders of 2010 registrable shares.
Pursuant to the 2010 registration rights agreement, we granted to holders of 2010 registrable shares demand registration rights, subject to certain limitations, to have such shares registered for resale on a registration statement that must remain effective for the shorter of: (a) two (2) years from its date of effectiveness, (b) the period ending on the date on which all of the 2010 registrable shares covered by such registration are eligible for sale without registration pursuant to Rule 144 or any successor provision under the Securities Act, without volume limitations or other restrictions on transfer thereunder and (c) the date on which the parties to the 2010 registration rights agreement complete the sale of all of the 2010 registrable shares. We also granted to holders of 2010 registrable shares holding a number of 2010 registrable shares equal to at least ten percent (10%) of the total number of shares of our common stock issued in the formation transactions described above demand registration rights, subject to certain limitations, pursuant to which such holder will be entitled to effect the sale of such 2010 registrable shares through an underwritten public offering.
In addition to demand registration rights, we also granted to holders of 2010 registrable shares tag-along (or “piggy-back”) rights, subject to certain limitations, pursuant to which such holders have the right to have such shares registered if we propose to file a registration statement with respect to an underwritten offering of shares for our own account. We will bear all of the costs and expenses incident to our registration obligations under the 2010 registration rights agreement, including, among other things, fees and disbursements of one counsel retained by the selling holders of 2010 registrable shares. We have also agreed, subject to certain limitations, to indemnify holders of 2010 registrable shares against specified liabilities, including certain potential liabilities arising under the Securities Act.
As of March 5, 2021, there are 1.5 million shares of our common stock that are registrable under the 2010 registration rights agreement, all of which are owned directly or indirectly by Messrs. Walker and Smith.

Investments in Walker & Dunlop Investment Partners’ Funds
Our executive officers are permitted to invest on a discretionary basis their personal capital directly in funds managed by our registered investment adviser, WDIP on the same terms and conditions offered to third-party investors. During the year ended December 31, 2020, Messrs. Smith and Theobald each committed to invest up to $500,000 in funds managed by WDIP. Messrs. Smith’s and Theobald’s capital commitments are expected to be funded beginning in 2021.

OTHER MATTERS
Other Matters to Come Before the 2021 Annual Meeting
No other matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by the Board, or, if no recommendation is given, in their own discretion.
Stockholder Proposals and Nominations for the 2022 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act to be considered for inclusion in our proxy materials for the next annual meeting of stockholders must be received at our principal executive offices no later than November 19, 2021.
Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC, posted on our investor relations web page and may be obtained from the Secretary of the Company upon request. These notice provisions require that nominations for directors must be received by the Secretary at our principal executive offices not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, such notice to be timely must be so delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
* * * *
By Order of the Board of Directors
Name:
Richard M. Lucas

Title:
Executive Vice President,
General Counsel and Secretary

Bethesda, Maryland
March 19, 2021

WALKER & DUNLOP VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted by the Internet or telephone must be received by 11:59 p.m., Eastern time, on May 5, 2021.

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Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote "FOR" each Director Nominee, "FOR" proposal 2 and "FOR" proposal 3.

1. Election of Directors:

01 - Alan J. Bowers
02 - Ellen D. Levy
03 - Michael D. Malone
04 - John Rice
05 - Dana L. Schmaltz
06 - Howard W. Smith, III
07 - William M. Walker
08 - Michael J. Warren
09 - Donna C. Wells

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of the appointment of the independent registered public accounting firm.	☐	☐	☐
3. Advisory resolution to approve executive compensation.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

03EE4B

The 2021 Annual Meeting of Stockholders of Walker & Dunlop, Inc. will be held on May 6, 2021 at 10:00 a.m., EDT, virtually via the internet at www.meetingcenter.io/249945627.

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The password for this meeting is — WD2021.

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▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

WALKER & DUNLOP

Walker & Dunlop, Inc.

Notice of 2021 Annual Meeting of Stockholders

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Richard M. Lucas and William M. Walker, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Walker & Dunlop, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held on May 6, 2021 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE AND "FOR" PROPOSALS 2 AND 3, AS RECOMMENDED BY THE DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)